Filed with the U.S. Securities and Exchange Commission on October 27, 2014

1933 Act Registration File No.   333-187194
1940 Act File No. 811-22811
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	3	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	5	[	X	]

(Check appropriate box or boxes.)

BRIDGE BUILDER TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (414) 287-3700

Elaine E. Richards, Secretary
Bridge Builder Trust
c/o 2020 East Financial Way
Glendora, CA 91741
(Name and Address of Agent for Service)

Copy to:
Sean Graber, Esq.
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)
[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	On October 28, 2014 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 3 to the Registration Statement of the Bridge Builder Trust is being filed to annually update financial statements and provide certain other non-material updates to the registration statement for one series of the Trust: Bridge Builder Bond Fund.

Bridge Builder Bond Fund

Ticker: BBTBX

PROSPECTUS

October 28, 2014

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

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SUMMARY SECTION

Investment Objective

The investment objective of Bridge Builder Bond Fund (the “Fund”) is to provide total return (capital appreciation plus income).

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.32%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.09%
Total Annual Fund Operating Expenses	0.41%
Less Fee Waivers(1)	(0.20)%
Net Annual Fund Operating Expenses	0.21%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2015, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Fund’s Sub-advisers.  This contractual agreement may only be changed or eliminated with the approval of the Board of Trustees.  Such waivers are not subject to reimbursement by the Fund.

(2)	Other expenses include acquired fund fees and expenses.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2015).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$22	$111	$210	$498

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 262% of the average value of its portfolio.

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Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities and other instruments, such as derivatives and certain investment companies (see below), with economic characteristics similar to fixed income securities.  The Fund’s assets are allocated across different fixed-income market sectors and maturities.  Most of the Fund’s investments are fixed-income securities issued or guaranteed by the U.S. government or its agencies,  municipalities, U.S. corporate issuers, asset-backed securities (“ABS”), privately-issued securities (e.g., Rule 144A securities), floating rate securities, and mortgage-related and mortgage-backed securities (“MBS”), including pass-through securities, collateralized mortgage obligations (“CMOs”), adjustable rate mortgage securities (“ARMs”), interest-only securities (“IOs”), principal-only securities (“POs”), inverse floaters, privately-issued MBS, commercial mortgage-backed securities (“CMBS”) and mortgage dollar rolls.  A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including to be announced MBS (“TBA”).  The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future.  The Fund may invest up to 5% of its assets in securities deemed below investment grade, also known as “junk bonds”.  The Fund may invest in U.S. dollar-denominated securities issued by foreign entities, including emerging market securities.  The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective.  The Fund may invest up to 20% of its net assets in futures, primarily interest rate and U.S. Treasury futures.  The Fund may buy or sell futures to gain or hedge exposure to risk factors or alter the portfolio’s investment characteristics.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple advisers that will be retained by the Adviser (each a “Sub-adviser”).  Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.  The Fund is designed to allow managers to invest in various fixed income market sectors.

Portfolio securities may be sold at any time.  Sales may occur when a Sub-adviser determines to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, when a Sub-adviser perceives deterioration in the credit fundamentals of the issuer, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the duration or asset allocation of the Fund’s investment portfolio.

The Adviser currently intends to allocate Fund assets to the following Sub-advisers:  Robert W. Baird & Co., Inc. (“Baird”), J.P. Morgan Investment Management, Inc. (“JPMIM”) and Prudential Investment Management, Inc. (“Prudential”).  Below is a summary of each Sub-adviser’s principal investment strategies.  Allocations to the Sub-advisers may be adjusted at any time.

Baird’s Principal Investment Strategies
Baird utilizes a structured, risk-controlled philosophy with a disciplined duration approach to invest its allocated portion of the Fund’s assets. Baird will normally invest in the following types of debt securities:
•	U.S. government and other public-sector entities
•	Asset-backed and mortgage-backed obligations of U.S. and foreign issuers

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•	Corporate debt of U.S. and foreign issuers

JPMIM’s Principal Investment Strategies
JPMIM incorporates a bottom-up, value-oriented approach in managing its allocated portion of the Fund’s assets.  Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles.  JPMIM is value-oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

Prudential’s Principal Investment Strategies
Prudential’s strategy is based on the philosophy that research-driven security selection is the most consistent strategy for adding value to client portfolios.  Prudential complements that base strategy with modest sector rotation, duration management, and disciplined trade execution.  Prudential uses a team approach to attempt to add value by tilting toward fixed income sectors that it believes are attractive and by utilizing its extensive research capabilities to choose attractive fixed-income securities within sectors.

Principal Risks
Since the Fund will hold securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value.  Therefore, the value of your investment in the Fund could go down as well as up.  You may lose money by investing in the Fund.  The principal risks affecting the Fund that can cause a decline in value are:

•	Active Management Risk. The Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

•
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk.  Borrowers may default on the obligations that underlie ABS, mortgage-related securities and MBS and, during periods of falling interest rates, such securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate.  The resulting risk is that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) may result in a reduction in the value of the security.  CMOs, MBS, ARMs, IOs, POs, and inverse floaters may be more volatile and may be more sensitive to interest rate changes and prepayments than other mortgage-related securities. The risk of default, as described under "Credit Risk," for privately-issued and sub-prime mortgages is generally higher than other types of MBS. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

•
Credit Risk.  An issuer of a fixed income security may fail to pay all or a portion of the payment of principal and/or interest on a security.  A security may decline in price if market participants become concerned regarding the credit-worthiness or credit-rating of the issuer, regardless of whether a bond has defaulted.

•
Counterparty Risk.  The Fund may be involved in financial transactions or contracts with other parties.  There is risk these parties may be unable or unwilling to fulfill their obligations, which could adversely impact the value of the Fund.

•
Derivatives Risk.  An investment in derivatives (such as futures, including interest rate and U.S. Treasury futures) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility.  Futures may create investment leverage so that when a futures contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the futures contract may not provide the anticipated protection, causing the Fund to lose money on both the futures contract and the exposure the Fund sought to hedge.  Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage.  Futures are also subject to correlation risk, which is the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index.  The Fund’s use of futures is also subject to market risk and liquidity risk, each of which is described below.

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•
Floating Rate Securities Risk.  The Fund may invest in obligations with interest rates which are reset periodically.  Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

•
Foreign Securities Risk (including Emerging Markets Risk).  The risks of investing in foreign securities, including those in emerging markets, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

•
Interest Rate Risk.  The value of fixed income securities may decline because of increases in interest rates.  The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration.  Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates.  The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration.  For example, a 5 year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1% holding other factors constant.

•
Investment Company and Exchange-Traded Fund Risk.  An investment company, including an exchange-traded fund (“ETF”), in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively or  large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.  The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

•
Investment Strategy Risk.  There is no assurance the Fund’s investment objective will be achieved.  Investment decisions may not produce the expected results.  The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

•
Liquidity Risk.  Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

•
Market Risk.  The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments.

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•
Mortgage Roll Risk.  The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes. Mortgage roll risk transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.  Successful use of mortgage dollar rolls may depend upon a Sub-adviser’s ability to correctly predict interest rates and prepayments.

•
Multi-Manager and Multi-Style Management Risk.  To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund.  Because portions of the Fund's assets are managed by different Sub-advisers using different styles, the Fund could experience overlapping securities transactions.  Certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.

•	Municipal Securities Risk. Municipal securities may have greater risks relating to political, regulatory and tax conditions or conditions in discrete geographic areas.

•
Portfolio Turnover Risk.  The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund.  Shareholders may pay tax on such capital gains.

•
Privately Issued Securities Risk.  Investment in privately placed securities may be less liquid than in publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

•
Redemption Risk.  The Fund may experience losses when selling securities to meet redemption requests.  This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

•
Reinvestment Risk.  Cash flows from fixed income securities are generally reinvested at prevailing market rates.  A decline in market rates could adversely affect the Fund’s ability to meet its investment objective.

•
U.S. Government Securities Risk.  U.S. government obligations are affected by changes or expected changes in interest rates, among other things.  While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, they are still subject to credit risk.  Securities issued or guaranteed by federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.  Moreover, some securities are neither insured nor guaranteed by the U.S. government.  The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. government will do so.

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•
When-Issued, Delayed Delivery and Forward Commitment Transactions Risk.  When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date.  Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure.  When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security.  These transactions are also subject to counterparty risk, which is described above.

Performance

Because the Fund commenced operations on October 28, 2013, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not provided at this time.  Performance information will be available after the Fund has been in operation for one calendar year.  At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance.  See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:  Robert W. Baird & Co., Inc. (“Baird”), J.P. Morgan Investment Management, Inc. (“JPMIM”) and Prudential Investment Management, Inc. (“Prudential”).

Baird

Portfolio Manager(s)	Position with Baird	Length of Service to the Fund
Mary Ellen Stanek, CFA	Managing Director, Chief Investment Officer	Since Inception
Charles B. Groeschell	Managing Director, Senior Portfolio Manager	Since Inception
Warren D. Pierson, CFA	Managing Director, Senior Portfolio Manager	Since Inception
Jay E. Schwister, CFA	Managing Director, Senior Portfolio Manager	Since Inception
M. Sharon deGuzman	Senior Vice President, Senior Portfolio Manager	Since Inception

JPMIM

Portfolio Manager(s)	Position with JPMIM	Length of Service to the Fund
Douglas S. Swanson	Managing Director	Since Inception
Peter Simons	Executive Director	Since Inception
Henry Song	Vice President	Since Inception

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Prudential

Portfolio Manager(s)	Position with Prudential	Length of Service to the Fund
Richard Piccirillo	Principal, Portfolio Manager	Since Inception
Gregory Peters	Managing Director, Portfolio Manager	Since March 2014
Michael Collins, CFA	Managing Director, Portfolio Manager	Since March 2014

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Edward Jones Advisory Solutions® (“Advisory Solutions”), an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”).  Therefore, you may purchase Fund shares only from Edward Jones through Advisory Solutions.  There are no initial or subsequent minimum purchase amounts for the Fund.  Orders to sell or “redeem” shares must be placed directly with Edward Jones or your local Edward Jones financial advisor. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income or capital gains.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

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ADDITIONAL INFORMATION REGARDING THE
FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Investment Objective

The Fund’s investment objective is to provide total return (capital appreciation plus income).  The investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities and other instruments, such as derivatives and other investment companies (see below), with economic characteristics similar to fixed income securities.  This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.

The Fund’s assets are allocated across different fixed-income market sectors and maturities.  Most of the Fund’s investments are fixed-income securities issued or guaranteed by the U.S. government or its agencies, municipalities, U.S. corporate issuers, ABS, privately-issued securities (e.g., Rule 144A securities), and mortgage-related and MBS, including pass-through securities, ARMs, CMOs, IOs, POs, inverse floaters, privately-issued MBS, CMBS and mortgage dollar rolls.  A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount.  The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including TBA commitments.  The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future.  The Fund may invest up to 5% of its assets in securities deemed below investment grade, also known as “junk bonds.”  Investment grade securities are those securities that, at the time of purchase, are rated at or above Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), BBB- by Standard & Poor’s Corporation (“S&P”), or an equivalent rating by another nationally recognized securities rating organization (“NRSRO”), or securities that are unrated but deemed by the Sub-adviser to be comparable in quality to instruments that are so rated.

The highest rating by a NRSRO is used to determine if a bond is considered investment-grade.  If securities held by the Fund were investment grade at the time of purchase but are subsequently downgraded to below investment grade, causing the Fund to hold more than 5% in non-investment grade securities, the Fund is not required to sell non-investment grade securities; however, the Fund is prohibited from making further purchases of non-investment grade securities.  Similarly, if the market value of non-investment grade securities in the Fund exceeds 5% of the Fund’s total net assets due to market fluctuation, the Fund is not required to sell non-investment grade securities, although it is prohibited from making further purchases of non-investment grade securities.

The Fund may invest in U.S. dollar-denominated securities issued by foreign entities, including emerging market securities.

The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective.  The other investment companies in which the Fund may invest have similar investment objectives to that of the Fund or otherwise are permitted to invest in the same or similar investments as the Fund.

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The Fund may invest up to 20% of its net assets in futures, primarily interest rate and U.S. Treasury futures.  The Fund may buy or sell these derivative securities to gain or hedge exposure to risk factors or alter the portfolio’s investment characteristics.  Futures are a type of derivative, which are instruments that have a value based on another instrument, exchange rate or index.  The Fund may also use futures as substitutes for securities in which the Fund can invest.

Temporary Defensive Positions:  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  For example, during such period, 100% of the Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents.  In addition, during such periods, the Fund may invest up to 15% of its net assets in certain other derivatives, primarily forward contracts, interest rate swaps, total return swaps, and credit default swaps, measured at notional value.  Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser and/or the Adviser judges that market conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders.  A Sub-adviser and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit the Fund’s losses or to create liquidity in anticipation of redemptions.  When the Fund takes temporary defensive positions, it may not achieve its investment objective.

Short-term Positions:  From time to time, the Fund may invest in short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers.  Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets (each an “Allocated Portion”).  The Fund is designed to allow Sub-advisers to invest in various fixed income market sectors.

Each Sub-adviser’s principal investment strategies are set forth below:

Baird’s Principal Investment Strategies
Baird’s risk-controlled approach to active bond management emphasizes the value of bottom-up security selection with a disciplined duration approach.  Permissible securities are evaluated based on the credit fundamentals for corporate issues, the underlying collateral and structure of MBS and ABS, any additional structural risks of the security itself and market liquidity risk.  This risk identification process is facilitated by the use of multiple quantitative models coupled with highly experienced portfolio managers interpreting the output from these models and providing an additional qualitative assessment of the inherent risk in the security.  After the risks of a security are quantified, the valuation is compared to securities with a similar risk profile within and across various sectors.  This relative value analysis helps Baird select the securities it believes are undervalued and that have the best risk-adjusted expected return potential within the permissible universe of bonds.

Baird’s portfolio construction process assembles these securities with above-average risk-adjusted expected returns focusing on risk control relative to the benchmark and the discipline of diversification.  Baird generally will sell a security when, on a relative basis and in Baird’s opinion, it will no longer help its Allocated Portion attain its objectives.

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JPMIM’s Principal Investment Strategies
JPMIM invests principally in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, ABS, mortgage-related securities and MBS, and cash and cash equivalents.  Mortgage-related securities and MBS may be structured as collateralized mortgage obligations (agency and non-agency), stripped MBS, commercial MBS, or mortgage pass-through securities.  These securities may be structured such that payments consist of only principal payments, only interest payments or both principal and interest payments.

JPMIM invests its Allocated Portion in bonds which generally have intermediate to long maturities. The average weighted maturity of its Allocated Portion will ordinarily range between four and twelve years but may be shorter than four years or longer than twelve years if deemed appropriate.  Because of its holdings in ABS, MBS and similar securities, its Allocated Portion’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held within its Allocated Portion, given certain prepayment assumptions (also known as weighted average life).

Securities within JPMIM’s Allocated Portion may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or foreign government or its agencies and instrumentalities.  JPMIM may, in its sole discretion, invest a significant portion or all of its Allocated Portion in mortgage-related securities and MBS.

JPMIM buys and sells securities and investments for its Allocated Portion based on its view of individual securities and market sectors.  Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles.  JPMIM is value-oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

Prudential’s Principal Investment Strategies
Prudential’s strategy is based on the philosophy that research-driven security selection is the most consistent strategy for adding value to client portfolios.  Prudential complements that base strategy with modest sector rotation, duration management, and disciplined trade execution.  Prudential uses a team approach to attempt to add value by tilting toward fixed income sectors that it believes are attractive and by utilizing its extensive research capabilities to choose attractive fixed-income securities within sectors.  Fixed-income securities include corporate and non-corporate debt obligations, such as U.S. Government securities.  The weighted average maturity of the debt obligations held by its Allocated Portion will normally be between three and thirty years but may be shorter than three years or longer than thirty years if deemed appropriate.

Prudential may invest in securities issued or guaranteed by the U.S. Government or by an agency or instrumentality of the U.S. Government. Prudential may also invest in commercial and residential mortgage-related securities issued or guaranteed by U.S. governmental entities or by private issuers.  Mortgage-related securities include collateralized mortgage obligations, multi-class pass-through securities and stripped MBS.  Prudential may also invest in ABS.  Prudential may also invest in securities of non-U.S. issuers, including emerging market securities, which Prudential refers to as foreign securities, money market instruments and other investment-grade fixed-income securities of foreign issuers.

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Principal Risks of Investing in the Fund

The principal risks of investing in the Fund that may adversely affect the Fund’s net asset value (“NAV”) or total return have previously been summarized in the “Summary Section.”  These risks are discussed in more detail below.

Active Management Risk.  The Fund is actively managed and its performance therefore will reflect in part the ability of the Sub-advisers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective.  Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Adjustable Rate Mortgage Securities Risk.  Adjustable rate mortgage securities (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the MBS into which that loan has been bundled.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk.  ABS, mortgage-related securities and MBS are subject to certain risks.  The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities.  As a result, during periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related securities and ABS may decline in value, face valuation difficulties, become more volatile and/or become illiquid.  Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk.  Gains and losses associated with prepayments will increase or decrease a fund’s yield and the income available for distribution by the Fund.  When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.  In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations.  In periods of rising interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments.  As a result, in certain interest rate environments, the Fund may exhibit additional volatility.  Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.”  The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.  The structure of some of these securities may be complex and there may be less available information than other types of fixed income securities. Inverse floaters, a type of mortgage-backed derivative, are fixed income securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed.  Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates.  Interest-only and principal-only securities may also be backed by or related to MBS.  Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive the principal but none of the interest on the underlying obligations.  As a result, they are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities.  CMOs, IOs, POs, and inverse floaters may be more volatile and may be more sensitive to interest rate changes and prepayments than other mortgage-related securities. The risk of default, as described under "Credit Risk," for privately-issued and sub-prime mortgages is generally higher than other types of MBS. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

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Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund.  Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.  The Fund may invest in securities that are rated in the lowest investment grade category.  Such securities may exhibit speculative characteristics similar to high yield securities, and issuers of such securities may be more vulnerable to changes in economic conditions than issuers of higher grade securities.

Counterparty Risk.  When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party will not fulfill its contractual obligations.  For example, in a repurchase agreement, there exists the risk that the Fund buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, but the seller later will not repurchase the security.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies.  The principal derivatives used by the Fund are futures, and for temporary defensive purposes, forward contracts, and swaps.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Derivatives are subject to the risk that changes in the value of a derivative may not correlate with the underlying asset, rate or index.  The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.  Certain derivatives also expose the Fund to counterparty risk, which is described above.  Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.  With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to increased counterparty risk.  In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.  Certain of the Fund’s transactions in futures, swaps, and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely affect the Fund’s after-tax returns.  Investing in derivatives may result in a form of leverage and subject the Fund to leverage risk, which is described below.  The risks of the Fund’s use of forward contracts, futures and swap agreements are discussed in further detail below.

Floating Rate Securities Risk. The Fund may invest in obligations with interest rates which are reset periodically.  Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.  Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.  Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities.  In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

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Foreign Securities Risk (including Emerging Markets).  The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers.  The costs associated with securities transactions are often higher in foreign countries than the United States.  Additionally, investments in securities of foreign issuers, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments.  Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Foreign governments and foreign economies, particularly in emerging markets, may be less stable than the U.S. Government and the U.S. economy.

Forward Contracts Risk.  A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.  Forwards are also subject to counterparty risk, market risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts Risk.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required).  The risks of futures include: (i) leverage risk, which is described below; (ii) correlation or tracking risk; (iii) liquidity risk, which is described below; and (iv) market risk, which is described below.  Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.  Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified.  Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Interest Rate Risk.  The Fund invests in fixed income securities that change in value based on changes in interest rates.  If rates increase, the value of these investments generally declines.  On the other hand, if rates fall, the value of these investments generally increases.  Fixed income markets have experienced historically low interest rates for an extended period of time, which may increase the risk of interest rates rising in the future as a result of market forces, government action or other factors.  Securities with greater interest rate sensitivity and longer maturities are subject to greater fluctuations in value.  Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things.)

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Investment Company and Exchange-Traded Fund Risk.  Investments in open-end and closed-end investment companies, including any ETFs, involve substantially the same risks as investing directly in the instruments held by these entities.  However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.  An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance.  Shares of a closed-end investment company or ETF may expose the Fund to risks associated with leverage and may trade at a premium or discount to the NAV of the closed-end fund’s or the ETF’s portfolio securities depending on a variety of factors, including market supply and demand.

Investment Strategy Risk.  There is no assurance the Fund’s investment objective will be achieved.  Investment decisions may not produce the expected results.  The value of the Fund may decline, and due to its active management, the Fund may underperform other funds with similar objectives and strategies.

Leverage Risk.  Certain Fund transactions, such as its use of futures, forward contracts, swaps or mortgage rolls, may give rise to a form of leverage.  The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The Fund cannot assure that the use of leverage will result in a higher return on investment, and using leverage could result in a net loss.  In addition, use of leverage by the Fund may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage.  Registered investment companies such as the Fund are required to earmark assets to provide asset coverage for certain derivative transactions.

Liquidity Risk.  Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.  During times of significant market or economic turmoil, usually liquid markets for certain of the Fund’s investments may experience extreme reductions in buy-side demand, which may result in values of the Fund’s portfolio securities declining significantly over short or extended periods of time.  These reductions in value may occur regardless of whether there has been a change in interest rates or a change in the credit rating of the issuer of the security.  Under certain adverse market or economic conditions, Fund investments previously determined to be liquid may be deemed to be illiquid, and, because of regulatory limitations on investments in illiquid securities, the Fund may not be able to make or gain the desired level of exposure to certain investments that it otherwise would.

Market Risk.  Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest.  Returns from the securities in which the Fund invests may underperform returns from the general securities markets or different asset classes.  Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.  Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities.  The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security.  Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

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Mortgage Roll Risk.  The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes. Mortgage roll risk transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.  Successful use of mortgage dollar rolls may depend upon a Sub-adviser’s ability to correctly predict interest rates and prepayments.  The Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Fund. At the time the Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction.

Multi-Manager and Multi-Style Management Risk.  Fund performance is dependent upon the success of the Adviser and the Sub-advisers in implementing the Fund’s investment strategies in pursuit of its objective.  To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund.  There can be no assurance that the Adviser or Sub-advisers will be successful in this regard.

In addition, because portions of the Fund's assets are managed by different Sub-advisers using different styles/strategies, the Fund could experience overlapping security transactions.  Certain Sub-advisers may be purchasing securities at the same time that other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.  The Adviser’s and the Sub-advisers’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or a Sub-adviser’s judgment will produce the desired results.  In addition, the Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.

Municipal Securities Risk.  Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features.  Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce their yield.  Typically, less information is available about municipal issuers than is available for other types of securities issuers.  The Fund may own different obligations that pay interest based on the revenue of similar projects.  In addition, certain municipal securities are special revenue obligations, which are payable from revenue generated by a particular project or other revenue source.  Investors in these securities can look only to the revenue generated by the project or other revenue source rather than the revenue of a state or local government authority.  The Fund may take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax.  Under the current climate, there is no guarantee that such federal laws will remain the same.  In addition, tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and the Fund cannot assure that a tax authority will not successfully challenge the exemption of a bond held by the Fund.  Capital gains, whether declared by the Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.  The ongoing issues facing the national economy are broadly and negatively affecting the economic and revenue performance of many states and their agencies and municipalities and the revenue production of certain issuers of municipal securities.  These factors in turn may increase the likelihood that issuers of securities in which the Fund may invest will be unable to meet their obligations, that the values of securities in which the Fund invests will decline significantly, and that the liquidity of such securities will be impaired.

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Portfolio Turnover Risk. The Fund may buy and sell investments frequently.  A higher portfolio turnover may enhance returns by capturing and holding portfolio gains.  However, it also may result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional dividends and capital gains for tax purposes.  These factors may negatively affect the Fund’s performance.

Privately Issued Securities Risk.  Investment in privately placed securities may be less liquid than in publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. In certain cases, privately placed securities may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board.  Despite such good faith efforts, the Fund’s privately placed securities are subject to the risk that the securities’ fair value prices may differ from the actual prices that the Fund may ultimately realize upon their sale or disposition.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Redemption Risk.  The Fund may experience losses when selling securities to meet redemption requests.  This risk is greater for larger or frequent redemption requests.  Because the Fund is currently only available to participants in a single asset allocation program, a reduction in the allocation of program assets to the Fund could result in one or more large redemption requests.  Moreover, as a result of the requirement that the Fund satisfy redemption requests even during times of significant market or economic turmoil, the Fund may be forced to sell portfolio securities during periods of reduced liquidity when prices are rapidly declining.  This may require the Fund to realize investment losses during times when a Sub-adviser believes that it is advisable to hold a particular investment until a more orderly sale can occur, the market recovers or the security reaches maturity.

Reinvestment Risk.  Cash flows from fixed income securities are generally reinvested at prevailing market rates.  A decline in market rates could adversely affect the Fund’s ability to meet its investment objective.

Swap Agreement Risk. Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount.  An interest-rate swap typically involves two parties exchanging periodic payments based on a predefined notional amount, with one party paying a fixed payment while the other party pays a floating payment based on a reference rate.  Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate.  If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities.  Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.  The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation.  If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.  If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

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Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and counterparty risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).  Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate and are subject to market risk, which is discussed above.

U.S. Government Securities Risk.  The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) securities).  Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities.  By contrast, securities issued or guaranteed by U.S. government sponsored organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government.  No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.  Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

When-Issued, Delayed Delivery and Forward Commitment Transactions Risk.  When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date.  This risk is in addition to a risk that the Fund’s other assets will decline in value.  Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure.  When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security.  If the other party to a transaction fails to pay for the securities, the Fund could realize a loss.  Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.  The Fund will segregate or “earmark” liquid assets in an amount sufficient to cover its obligations associated with its forward commitments.

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PORTFOLIO HOLDINGS INFORMATION

A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

Investment Adviser

Olive Street Investment Advisers, LLC, 12555 Manchester Road, St. Louis, Missouri 63131 (“Olive Street" or the “Adviser”), serves as investment adviser to the Fund under an investment advisory agreement (the “Advisory Agreement”) with the Bridge Builder Trust (the “Trust”), on behalf of the Fund.  Olive Street is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) and was formed in Missouri in 2012.  As the Adviser, Olive Street has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and subject to review and approval by the Board, sets the Fund’s overall investment strategies.  The Adviser is also responsible for the oversight and evaluation of the Fund’s Sub-advisers.  Under the Advisory Agreement, the Adviser is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.32% of the Fund’s average daily net assets.  In addition to the foregoing, the Adviser has contractually agreed to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Fund’s Sub-advisers.  The Adviser has also contractually agreed to waive its fees and/or reimburse Fund expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes and extraordinary or non-routine expenses) to the extent necessary to limit total annual Fund operating expenses after fee waivers and/or expense reimbursement to 0.48% of the Fund’s average daily net assets.

A discussion regarding the Board’s considerations in connection with the approval of the Fund’s Advisory Agreement is available in the Fund’s semiannual report to shareholders for the period ending December 31, 2013.

Fund Expenses

In addition to the advisory fees discussed above, the Fund incurs other expenses such as custodian, transfer agency, and interest.

The Sub- advi ser s

Robert W. Baird & Co., Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (“Baird”), serves as a Sub-adviser to the Fund under a sub-advisory agreement (the “Baird Sub-Advisory Agreement”) with the Adviser on behalf of the Fund.  Baird is registered as an investment adviser with the SEC and was founded in 1919.

J.P. Morgan Investment Management, Inc., 270 Park Avenue, New York, New York 10017 (“JPMIM”), serves as a Sub-adviser to the Fund under a sub-advisory agreement (the “JPMIM Sub-Advisory Agreement”) with the Adviser on behalf of the Fund.  JPMIM is registered as an investment adviser with the SEC and was formed in 1984.

Prudential Investment Management, Inc., Gateway Center 3, Newark, New Jersey 07102 (“Prudential”), serves as a Sub-adviser to the Fund under a sub-advisory agreement (the “Prudential Sub-Advisory Agreement”) with the Adviser on behalf of the Fund.  Prudential is registered as an investment adviser with the SEC and was formed in 1984.

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Sub- adviser Evaluation

The Adviser is responsible for hiring, terminating and replacing Sub-advisers, subject to Board approval.  Before hiring a Sub-adviser, Olive Street performs due diligence on the Sub-adviser, including (but not limited to), quantitative and qualitative analysis of the Sub-adviser’s investment process, risk management, and historical performance.  It is Olive Street’s goal to hire Sub-advisers who it believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle.  Generally, Olive Street selects Sub-advisers who it believes will be able to add value through security selection or allocations to securities, markets or strategies.  Olive Street is responsible for the general overall supervision of the Sub-advisers along with allocating the Fund's assets among the Sub-advisers as well as rebalancing the portfolio as necessary from time to time.

More on Multi-Style Management:  The investment methods used by the Sub-advisers in selecting securities for the Fund vary.  The allocation of the Fund’s portfolio managed by one Sub-adviser will, under normal circumstances, differ from the allocations managed by the other Sub-advisers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition.  Because selections are made independently by each Sub-adviser, it is possible that a security held by one portfolio allocation may also be held by other portfolio allocations of the Fund or that several Sub-advisers may simultaneously favor the same industry.

The Adviser is responsible for establishing the target allocation of Fund assets to each Sub-adviser and may adjust the target allocations at its discretion.  Market performance may result in allocation drift among the Sub-advisers of the Fund.  The Adviser is also responsible for periodically reallocating the portfolio among the Sub-advisers, the timing and degree of which will be determined by the Adviser.  Each Sub-adviser independently selects the brokers and dealers to execute transactions for the allocation of the Fund being managed by that Sub-adviser.

At times, allocation adjustments among Sub-advisers may be considered tactical with over- or under-allocations to certain Sub-advisers based on the Adviser’s assessment of the risk and return potential of each Sub-adviser’s strategy.  Sub-adviser allocations are also influenced by each Sub-adviser’s historical returns and volatility, which are assessed by examining the performance of strategies managed by the Sub-advisers in other accounts that the Adviser believes to be similar to those that will be used for the Fund.  The Adviser has analyzed the individual and combined performance of the Sub-advisers in a variety of investment environments.

In the event a Sub-adviser ceases to manage an allocation of the Fund’s portfolio, the Adviser will select a replacement Sub-adviser or allocate the assets among the remaining Sub-advisers.  The securities that were held in the departing Sub-adviser’s allocation of the Fund’s portfolio may be allocated to and retained by another Sub-adviser of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences.  The Adviser may also add additional Sub-advisers in order to increase Fund diversification or capacity.

The Fund and the Adviser have obtained an exemptive order from the SEC that permits the Adviser to act as the manager of managers of the Fund and be responsible for the investment performance of the Fund, since it will allocate the Fund’s assets to the Sub-advisers and recommends hiring or changing Sub-advisers to the Board of Trustees.  The “manager of managers” structure enables the Fund to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.  The structure does not permit investment advisory fees paid by the Fund to be increased or to materially change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval.  Furthermore, any sub-advisory agreements with affiliates of the Fund or the Adviser will require shareholder approval.

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Multi-Manager Exemptive Order:  As referenced above, the Fund and the Adviser have obtained an exemptive order from the SEC, which permits the Adviser, subject to certain conditions, to select new Sub-advisers with the approval of the Board but without obtaining shareholder approval.  The order also permits the Adviser to change the terms of agreements with the Sub-advisers and to continue the employment of a Sub-adviser after an event that would otherwise cause the automatic termination of services.  The order also permits the Fund to disclose Sub-advisers’ fees only in the aggregate in its SAI.  This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder.  Within 90 days of retaining a new Sub-adviser, shareholders of the Fund will receive notification of any such change.

Sub- advisers , Portfolio Managers and Prior Performance Information

The Adviser has entered into a sub-advisory agreement with each Sub-adviser.  The Adviser compensates the Fund’s Sub-advisers out of the investment advisory fees it receives from the Fund.  As stated above, the Adviser has contractually agreed to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Fund’s Sub-advisers.  Each Sub-adviser makes investment decisions for the assets it has been allocated to manage.  The Adviser oversees the Sub-advisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each Sub-adviser’s adherence to its investment style.  The Board of Trustees supervises the Adviser and the Sub-advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of Sub-advisers recommended by the Adviser.

A discussion regarding the basis of the Board of Trustees’ approval of the investment sub-advisory agreements between the Adviser and the respective Sub-advisers is available in the Fund’s semiannual report to shareholders for the period ending December 31, 2013.

The following provides additional information about each Sub-adviser, the portfolio managers who are responsible for the day-to-day management of each Sub-adviser’s allocated portion of the Fund, and prior performance information for similar accounts each Sub-adviser manages.  The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Fund.

Baird

Portfolio Managers	Length of Service to the Fund	Business Experience During the Past Five Years
Mary Ellen Stanek, CFA	Since Inception	Baird Advisors, 2000 to present, Senior Portfolio Manager
Charles B. Groeschell	Since Inception	Baird Advisors, 2000 to present, Senior Portfolio Manager
Warren D. Pierson, CFA	Since Inception	Baird Advisors, 2000 to present, Senior Portfolio Manager
Jay E. Schwister, CFA	Since Inception	Baird Advisors, 2004 to present, Senior Portfolio Manager
M. Sharon deGuzman	Since Inception	Baird Advisors, 2000 to present, Senior Portfolio Manager

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Mary Ellen Stanek, CFA
Managing Director
Chief Investment Officer
Ms. Stanek has over 35 years of investment experience managing various types of fixed income portfolios.  Prior to joining Baird Advisors, Ms. Stanek was President and Chief Executive Officer of Firstar Investment Research and Management Company (FIRMCO) and was Director of Fixed Income.  She is responsible for the formulation of fixed income strategy as well as the development and portfolio management of all fixed income services. Ms. Stanek serves on the board of Robert W. Baird & Co., as President of the Baird Funds, and is chair of the Baird Diversity Steering Committee. Ms. Stanek obtained her undergraduate degree from Marquette University and her MBA from the University of Wisconsin-Milwaukee.  She received the Chartered Financial Analyst designation in 1983.  Ms. Stanek is currently a member of the CFA Institute and is a member of the CFA Society of Milwaukee.

Charles B. Groeschell
Managing Director
Senior Portfolio Manager
Mr. Groeschell has over 34 years of investment experience managing various types of fixed income portfolios. Prior to joining Baird Advisors, Mr. Groeschell was a Senior Vice President and Senior Portfolio Manager with Firstar Investment Research & Management Company (FIRMCO) where he played a lead role in the overall management of major fixed income client relationships.  His responsibilities include setting investment policy with a major portion of his time allocated to security analysis, credit research, and implementing the long term investment strategy of the firm. Mr. Groeschell received his undergraduate degree from Texas Christian University and his MBA from the University of Wisconsin-Milwaukee.

Warren D. Pierson, CFA
Managing Director
Senior Portfolio Manager
Mr. Pierson has over 28 years of investment experience managing various types of fixed income portfolios.  Prior to joining Baird Advisors, Mr. Pierson was a Senior Vice President and Senior Portfolio Manager with Firstar Investment Research and Management Company (FIRMCO) where he managed municipal bond portfolios and intermediate taxable bond portfolios.  A major portion of his time is allocated to yield curve analysis and credit research.  He plays a lead role in coordinating and implementing all fixed income strategies at the firm.  Mr. Pierson received his undergraduate degree from Lawrence University and was awarded the Chartered Financial Analyst designation in 1990.  Mr. Pierson is currently a member of the CFA Institute and is past President of the CFA Society of Milwaukee.

Jay E. Schwister, CFA
Managing Director
Senior Portfolio Manager
Mr. Schwister has over 30 years of investment experience managing various types of fixed income portfolios.  Prior to joining Baird Advisors in late 2004, Jay was a Senior Vice President and Senior Portfolio Manager for 15 years with Putnam Investments in Boston. At Putnam, he was responsible for strategy formulation and portfolio construction across a wide variety of multi-sector fixed income mandates. Mr. Schwister obtained his undergraduate degree in finance from Marquette University, and received the Chartered Financial Analyst designation in 1987.  Mr. Schwister is currently a member of the CFA Institute and is a member of the CFA Society of Milwaukee.

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M. Sharon deGuzman
Senior Vice President
Senior Portfolio Manager
Ms. deGuzman has over 22 years of investment experience managing various types of fixed income portfolios. Prior to joining Baird Advisors, Sharon was an Assistant Vice President and Portfolio Manager with Firstar Investment Research and Management Company (FIRMCO) where she did quantitative fixed income analysis and portfolio management.  She currently focuses on managing short and intermediate taxable portfolios and tax-exempt portfolios. She received her undergraduate degree from Eastern Illinois University.  Ms. deGuzman is currently a member of the CFA Institute and is a member of the CFA Society of Milwaukee.

Related Performance Data of Baird
The performance information shown below represents a composite of the prior performance of discretionary accounts managed by Baird with substantially similar investment objectives, policies and strategies as Baird’s Allocated Portion.  The performance information is referred to as the Baird Private Account Composite (the “Baird Composite”). Baird maintains all performance records for the Baird Composite.  The Baird Composite includes accounts with substantially similar investment objectives, policies and strategies as Baird’s Allocated Portion.  Accounts with material client-imposed restrictions are excluded from the Baird Composite; such account types may not be managed in a substantially similar manner as Baird’s Allocated Portion.

The Baird Composite’s performance is provided to illustrate the past performance of a composite of Baird’s fixed income accounts as measured against broad based market indices, and does not represent the historical performance of Baird’s Allocated Portion of the Fund or the Fund.  You should not consider this performance data to be an indication of future performance of Baird, its Allocated Portion of the Fund, or the Fund.

All returns are presented after the deduction of all fees and expenses, including investment advisory fees, brokerage commissions and execution costs paid by the composite accounts of Baird without provision for federal or state income taxes.  The Baird Composite does not reflect any sales loads or placement fees, as such fees are not assessed on these accounts.

One or more of the composite accounts for which results are reported are not registered mutual funds and were not subject to the same types of expenses as the Fund or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected the performance results of the Baird Composite.

Consequently, the performance results for the Baird Composite accounts could have been adversely affected if the composite accounts had been regulated as investment companies.

The performance results have been time-weighted and dollar-weighted and prepared in accordance with Global Investment Performance Standards (GIPS).  These standards are different from the standardized SEC methodology for calculation of mutual fund performance.  Accordingly, the use of a standardized SEC methodology to calculate the Baird Composite’s performance could result in different performance data than that shown below.

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The performance data below is for the Baird Private Account Composite and is not the performance results of Baird’s Allocated Portion or the Fund.

Baird Private Account Composite
Average Annual Total Returns for Periods Ended December 31, 2013

Period	Baird Private Account Composite(1) Average Annual Total Returns (Net of all actual fees and expenses)	Barclays Capital U.S. Aggregate Index (2)
1 Year	-1.65%	-2.02%
3 Year	4.37%	3.26%
5 Year	6.35%	4.44%
10 Year	4.80%	4.54%
Since Inception (09/29/2000)	5.82%	5.62%
(1)
As of June 30, 2014 the Baird Composite was comprised of 38 accounts approximating $6.2 billion in assets of Baird’s $20.2 billion in assets under management (i.e., 30% of the firm’s assets under management).

(2)
The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays flagship indices, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.

JPMIM

Portfolio Managers	Length of Service to the Fund	Business Experience During the Past Five Years
Douglas S. Swanson	Since inception	JPMIM, 1983 to present, Managing Director; Team Leader and Portfolio Manager for Columbus Taxable Bond Team
Peter Simons, CFA	Since inception	JPMIM, 2001 to present, Executive Director; Portfolio Manager for Columbus Taxable Bond Team
Henry Song, CFA	Since inception	JPMIM, 2005 to present, Executive Director ; Portfolio Manager for Columbus Taxable Bond Team

Douglas Swanson
Managing Director
Portfolio Manager
Mr. Swanson is a member of the Global Fixed Income, Currency & Commodities (GFICC) group of JPMIM.  Based in Columbus, Mr. Swanson is the team leader and head portfolio manager responsible for overseeing U.S. fixed income strategies including core, intermediate, short duration, long duration, MBS, inflation managed and stable value.  In addition to his investment role, Mr. Swanson also is the Location Head for all Columbus-based employees. An employee at JPMIM since 1986,he previously worked as managing director of the Taxable Bond Team for Banc One Investment Advisors.  Prior to this, he was first vice president and portfolio manager at First Chicago NBD Corporation, where he managed the government/corporate desk and large institutional portfolios.  Prior to that position, he was a fixed income quantitative research analyst. He holds a B.S. in chemistry from the Massachusetts Institute of Technology and an M.S. in management from the Sloan School at the Massachusetts Institute of Technology .

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Peter Simons, CFA
Executive Director
Portfolio Manager
Mr. Simons is a member of the GFICC group. Based in Columbus, Mr. Simons is a portfolio manager for the U.S. Value Driven team and is responsible for managing institutional taxable bond portfolios.  Prior to joining the firm in 2001, Mr. Simons worked as a graduate assistant in the Office of the Treasurer at The Ohio State University, assisting in the management of the university’s short-term investments.  Previously, he worked at Nifco U.S. as a design engineer in the automotive industry.  Mr. Simons holds a B.S. in mechanical engineering from Cedarville University, an M.B.A. from The Ohio State University and is a CFA charterholder.

Henry Song, CFA
Executive Director
Portfolio Manager
Mr. Song is a member of the GFICC group. Based in Columbus, Mr. Song is a portfolio manager for the U.S. Value Driven team and is responsible for managing institutional taxable bond portfolios.  An employee at JPMIM since 2005, Mr. Song previously supported Columbus taxable client portfolio managers in reporting as well as client communications.  Prior to joining the firm, he interned at LaSalle Bank’s treasury department, assisting the risk management process for the mortgage and mortgage servicing rights portfolios.  He holds a B.B.A. from the Ross School of Business at the University of Michigan and is also a CFA charterholder.

Related Performance Data of JPMIM
The performance information shown below represents a composite of the prior performance of discretionary accounts managed by JPMIM with substantially similar investment objectives, policies and strategies as JPMIM’s Allocated Portion.  The performance information is referred to as the JPMIM Private Account Composite (the “JPMIM Composite”).  JPMIM maintains all performance records for the JPMIM Composite.  The JPMIM Composite includes accounts with substantially similar investment objectives, policies and strategies as JPMIM’s Allocated Portion.  Accounts with material client-imposed restrictions are excluded from the JPMIM Composite; such account types may not be managed in a substantially similar manner as JPMIM’s Allocated Portion.

The JPMIM Composite’s performance is provided to illustrate the past performance of a composite of JPMIM’s fixed income accounts as measured against broad based market indices, and does not represent the historical performance of JPMIM’s Allocated Portion or the Fund.  You should not consider this performance data to be an indication of future performance of JPMIM, its Allocated Portion or the Fund.

All returns are presented after the deduction of all fees and expenses, including investment advisory fees, brokerage commissions and execution costs paid by the composite accounts of JPMIM without provision for federal or state income taxes.  The JPMIM Composite does not reflect any sales loads or placement fees, as such fees are not assessed on these accounts.

One or more of the composite accounts for which results are reported are not registered mutual funds and were not subject to the same types of expenses as the Fund or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act, or the Code, which, if applicable, may have adversely affected the performance results of the JPMIM Composite.

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Consequently, the performance results for the composite accounts could have been adversely affected if the composite accounts had been regulated as investment companies.  In addition, the operating expenses incurred by the composite accounts were lower than the anticipated operating expenses of the Fund, and, accordingly, the performance results of the composite accounts are greater than what the Fund’s performance would have been.

The performance results have been time-weighted and dollar-weighted and prepared in accordance with GIPS.  These standards are different from the standardized SEC methodology for calculation of mutual fund performance.  Accordingly, the use of standardized SEC methodology to calculate the JPMIM Composite’s performance could result in different performance data than that shown below.

The performance data below is for the JPMIM Private Account Composite and is not the performance results of JPMIM’s Allocated Portion or the Fund.

JPMIM Private Account Composite
Average Annual Total Returns for Periods Ended December 31, 2013
Period	JPMIM Private Account Composite(1) Average Annual Total Returns (Net of all actual fees and expenses)	Barclays Capital U.S. Aggregate Index(2)
1 Year	(1.61)%	(2.02)%
3 Year	3.71%	3.26%
5 Year	5.81%	4.44%
10 Year	5.17%	4.55%
Since Inception (January 1, 1986)	7.49%	7.01%
(1)
As of June 30, 2014, the JPMIM Composite was comprised of 69 accounts approximating $61.3 billion in assets of JPMIM’s $884.6 billion in assets under management (i.e., 6.9% of the firm’s assets under management).

(2)
The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.  The U.S. Aggregate rolls up into other Barclays flagship indices, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.

Prudential

Portfolio Manager	Length of Service to the Fund	Business Experience During the Past Five Years
Richard Piccirillo	Since inception	Prudential 1993 to present, Principal
Gregory Peters	Since March 2014	Morgan Stanley 2000-2013; Prudential 2014 to present, Managing Director
Michael Collins, CFA	Since March 2014	Prudential 1986 to present, Managing Director

Richard Piccirillo
Principal
Portfolio Manager
Richard Piccirillo is Principal and portfolio manager for Prudential’s Global Rates and Securitized Products Team. Mr. Piccirillo has specialized in MBS since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is a portfolio manager for one of our multi-sector fixed income accounts.  Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as an analyst at Smith Barney, assisting in overseeing the fixed income trading desks for the planning and analysis department.  He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.

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Gregory Peters
Managing Director
Portfolio Manager
Gregory Peters is a Managing Director and Senior Investment Officer of Prudential.  He is also a senior portfolio manager for Prudential’s Core Fixed Income Strategy, Long Government/Credit Strategy, Absolute Return Strategy, and other multi-sector Fixed Income strategies.  Prior to joining Prudential, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the firm’s macro research and asset allocation strategy.  In addition, he was Morgan Stanley’s Global Director of Fixed Income & Economic Research and served on the Firm Risk Committee, Investment Committee, Asset Allocation Committee, Global Credit Committee, and Global Fixed Income Operating Committee.  Prior to that, Mr. Peters worked at Salomon Smith Barney and the U.S. Department of the Treasury.  Mr. Peters earned a BA in Finance from The College of New Jersey and an MBA from Fordham University.  He is also a member of the Fixed Income Analyst Society and the Bond Market Association.

Michael Collins, CFA
Managing Director
Portfolio Manager
Michael J. Collins, CFA, is Managing Director and Senior Investment Officer for Prudential.  He is also a senior portfolio manager for Prudential’s Core Plus Fixed Income Strategy,  Absolute Return Strategy, and other multi-sector Fixed Income strategies.  Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist.  He continues to work closely with the High Yield Team and other credit teams on portfolio strategy and construction.  Before that, Mr. Collins was a credit research analyst, covering investment grade and high yield corporate credits.  In addition, he developed proprietary quantitative international interest rate and currency valuation models for Prudential’s global bond unit.  Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer.  He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Related Performance Data of Prudential
The performance information shown below represents a composite of the prior performance of discretionary accounts managed by Prudential with substantially similar investment objectives, policies and strategies as Prudential’s Allocated Portion.  The performance information is referred to as the Prudential Private Account Composite (the “Prudential Composite”). Prudential maintains all performance records for the Prudential Composite.  The Prudential Composite includes accounts with substantially similar investment objectives, policies and strategies as Prudential’s Allocated Portion.  Accounts with material client-imposed restrictions are excluded from the Prudential Composite; such account types may not be managed in a substantially similar manner as Prudential’s Allocated Portion.

The Prudential Composite’s performance is provided to illustrate the past performance of a composite of Prudential’s fixed income accounts as measured against broad based market indices, and does not represent the historical performance of its Allocated Portion or the Fund.  You should not consider this performance data to be an indication of future performance of Prudential, its Allocated Portion or the Fund.

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All returns are presented after the deduction of investment advisory fees, brokerage commissions and execution costs paid by the composite accounts of Prudential without provision for federal or state income taxes.  The Prudential Composite does not reflect any sales loads or placement fees, as such fees are not assessed on these accounts.

One or more of the composite accounts for which results are reported are not registered mutual funds and were not subject to the same types of expenses as the Fund or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act, or the Code, which, if applicable, may have adversely affected the performance results of the Prudential Composite.

The Prudential Composite’s net return is derived by applying a model fee representing the highest investment advisory fee to the Prudential Composite’s gross return.  The methodology to compute performance may be different than the net return of a regulated investment company.

The performance results have been time-weighted and asset-weighted.  These standards are different from the standardized SEC methodology for calculation of mutual fund performance.  Accordingly, the use of standardized SEC methodology to calculate the Prudential Composite’s performance could result in different performance data than that shown below.

The performance data below is for the Prudential Private Account Composite and is not the performance results of Prudential’s Allocated Portion or the Fund.

Prudential Private Account Composite
Average Annual Total Returns for Periods Ended December 31, 2013

Period	Prudential Private Account Composite(1) Average Annual Total Returns (Net of all actual fees and expenses)	Barclays Capital U.S. Aggregate Index(2)
1 Year	-1.24%	-2.02%
3 Year	4.40%	3.26%
5 Year	7.07%	4.44%
10 Year	5.17%	4.55%
Since Inception (January 1, 1991)	6.65%	6.41%
(1)
As of June 30, 2014, the Prudential Composite was comprised of 16 accounts approximating $12 billion in assets of Prudential’s $538 billion in assets under management (i.e., 2.2% of the firm’s assets under management).

(2)
The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays flagship indices, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Fund sells its shares at NAV.  NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily.  The Fund’s share price is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

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In calculating NAV, the Fund generally values its investment portfolio at market price.  When valuing fixed income securities with remaining maturities of more than 60 days, the Fund typically uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing (see below).

Fair Value Pricing

If market or broker-dealer quotations are unavailable or deemed unreliable for a security or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades but before the Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the Board of Trustees, employ “fair value” pricing of securities.  Fair value determinations are made in good faith in accordance with Board-approved procedures.  Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its sale under current market conditions.  Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures.  While the Fund’s use of fair value pricing is intended to result in calculation of an NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures.  If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

How to Buy Shares

Orders to purchase shares must be placed directly with Edward D. Jones & Co., L.P. (“Edward Jones”), which is registered with the SEC as a broker-dealer and investment adviser, or your local Edward Jones financial advisor.  Fund shares are currently available exclusively to investors participating in Edward Jones Advisory Solutions® (“Advisory Solutions”), an investment advisory program or asset-based fee program sponsored by Edward Jones.  There are no minimum initial or subsequent investment amount requirements for the Fund.  Edward Jones reserves the right to reject purchase orders or to stop offering Fund shares without notice.  No order will be accepted, unless Edward Jones has received and accepted a signed Advisory Solutions Client Agreement.  Payment for shares must be received by Edward Jones within three business days after the order is placed in good order.  The Fund does not issue share certificates.  Trustees of the Trust may also purchase shares as determined by the Adviser.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

USA PATRIOT Act.  The USA PATRIOT Act of 2001 requires financial institutions, including the Fund, the Adviser, and Edward Jones to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When setting up an Advisory Solutions account, you will be required to supply Edward Jones with your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, Edward Jones may temporarily limit any security purchases, including in the Fund.  In addition, Edward Jones may close an account if it is unable to verify a shareholder’s identity.  As required by law, Edward Jones may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  Corporate, trust and other entity accounts require further documentation.

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If Edward Jones does not have a reasonable belief of the identity of an account holder, the account will be rejected or the account holder will not be allowed to perform a transaction in the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.  Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address.  Any exceptions are reviewed on a case-by-case basis.

How to Sell Shares

Orders to sell or “redeem” shares must be placed directly with Edward Jones or your local Edward Jones financial advisor.  All redemption requests accepted by Edward Jones before 4:00 p.m. Eastern time on any business day will be executed at that day's share price. Orders accepted after 4:00 p.m. will be executed at the next day’s price. If the NYSE closes early, the Fund may accelerate transaction deadlines accordingly. All redemption orders must be in good form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your participation in Advisory Solutions and/or are no longer an eligible shareholder, your shares in the Fund may be subject to compulsory redemption by the Fund.  The Fund has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to an account holder at Edward Jones for up to seven days, as permitted by law.  Redemption proceeds held in an investor's brokerage account generally will not earn any income, and Edward Jones may benefit from the use of temporarily uninvested funds.

ACCOUNT AND TRANSACTION POLICIES

Payment of Redemption Proceeds.  Proceeds will generally be sent no later than seven calendar days after the Fund receives your redemption request.  The Fund may suspend your right to redeem your shares if the NYSE restricts trading, the SEC declares an emergency, or for other reasons.  More information about redeeming shares and the circumstances under which redemptions may be suspended is in the SAI.

Your redemption proceeds will be deposited in your Advisory Solutions account unless you instruct otherwise.  The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.  If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.

The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind).  It is unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.  In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

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Electronic Delivery.  It is the Fund’s policy to deliver documents electronically whenever possible.  You may choose to receive Fund documents electronically rather than hard copy by signing up for e-delivery for your Advisory Solutions account with Edward Jones at www.edwardjones.com/accountaccess.

Unclaimed Property.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Payments to Edward Jones.  Every Advisory Solutions account pays asset-based fees to Edward Jones for investment advisory services which varies based on the amount of money in your account.  Please refer to your updated Edward Jones Advisory Solutions® Brochure for more information about payments to Edward Jones for investment management services related to your Advisory Solutions account.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

Frequent purchases and redemptions of Fund shares may interfere with the efficient management of the Fund's portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Fund's long-term shareholders.  For example, in order to handle large flows of cash into and out of the Fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective.  Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.  In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund's portfolio securities.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance and other techniques.  Under these policies and procedures, the Fund may limit additional purchases of Fund shares by shareholders whom the Adviser reasonably believes to be engaged in these excessive trading activities.  The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares.  For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any purchase of Fund shares with or without prior notice to the account holder.  In cases where surveillance of a particular account establishes what the Adviser reasonably believes to be actual market timing activity, the Fund will seek to block future purchases and exchanges of Fund shares by that account.  Where surveillance of a particular account indicates activity that the Adviser reasonably believes could be either excessive or for legitimate purposes, the Fund may seek to block future purchases and exchanges of Fund shares by that account or permit the account holder to justify the activity.  Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

The policies apply to any account, whether an individual account or accounts with financial intermediaries, such as investment advisers, introducing brokers and retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account.  The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund.  However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers.

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DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of dividends monthly and capital gains, if any, at least annually.  The Fund will make a distribution of any undistributed capital gains earned annually.  The Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

All distributions will be reinvested in shares of the Fund.  Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.

TAX CONSEQUENCES

The following is a summary of the federal income tax consequences of investing in the Fund.  This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are not subject to current tax.  Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund will not be subject to federal income tax if it timely distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash.  The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income.  The Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares.  Distributions may also be subject to certain state and local taxes.  Some Fund distributions may also include nontaxable returns of capital.  Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

Distributions of capital gain and distributions of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution.  If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.  This is known as “buying a dividend” and should be avoided by taxable investors.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.  You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares.  Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange, and otherwise as short-term capital gain.  Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

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The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Rather, any amounts withheld may be credited against your Federal income tax liability, so long as you provide the required information or certification.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, the Fund will mail you, or provide Edward Jones as sponsor of Advisory Solutions, reports containing information about the income tax classification of distributions paid during the year.  Distributions declared in October, November or December to shareholders of record on a specified date in such a month, but paid in January, are taxable as if they were paid in December.

Effective as of January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), are subject to a new 3.8% Medicare contribution tax that applies to "net investment income," including interest, dividends and capital gains received from the Fund.

The Fund (or its administrative agent) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  In addition, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.  For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average basis. In the absence of an election, a Fund will use the default cost basis method which if applicable, will be provided to you by your financial adviser in a separate communication.  The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares.  Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.  Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries.

For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of the Fund since its commencement of operations.  The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm.  PricewaterhouseCoopers LLP’s report and the Fund’s financial statements are included in the Fund’s annual report, which is available upon request.

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Bridge Builder Bond Fund
Per share operating performance (for a share outstanding throughout the period)	From October 28, 2013 (Inception Date) to June 30, 2014
Net asset value, beginning of period	$10.00
Income (Loss) from Operations:
Net investment income	0.14
Net realized and unrealized gain	0.15
Total income from operations	0.29
Dividends and Distributions to Shareholders:
Dividends from net investment income	(0.15)
Change in net asset value for the period	0.14
Net asset value, end of period	$10.14
Total return	2.91%(1)(2)

Ratios/Supplemental Data
Net assets, end of period (millions)	$7,005
Ratio of Net Expenses to Average Net Assets:
Before fee waivers	0.40%(3)
After fee waivers	0.20%(3)
Ratio of Net Investment Income To Average Net Assets:
Before fee waivers	1.79%(3)
After fee waivers	1.99%(3)
Portfolio Turnover Rate(4)	262%(2)

(1)      Since Inception (October 28, 2013)
(2)      Not Annualized
(3)      Annualized
(4)      Excludes securities received in capital contribution in-kind.

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PRIVACY NOTICE

This information is not part of the Prospectus

BRIDGE BUILDER TRUST

PRIVACY NOTICE

FACTS	What Does the Bridge Builder Trust ("Bridge Builder") Do with Your Personal Information?
Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

* Social Security number                                                    * Investment experience
* Account transactions                                                      * Risk tolerance
* Transaction history                                                          * Account transactions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Bridge Builder chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES BRIDGE BUILDER SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

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Questions? Call 855-823-3611 or go to www.bridgebuildermutualfunds.com

WHO WE ARE
Who is providing this notice?	Bridge Builder Trust

WHAT WE DO
How does Bridge Builder protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Bridge Builder collect my personal information?

We collect your personal information, for example, when you deposit money with us, if you ever were to give us your contact information, open an account with us, provide us account information or make a wire transfer.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

* Sharing for affiliates' everyday business purposes – information about your creditworthiness
* Affiliates from using your information to market to you
* Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

* Olive Street Investment Advisers, LLC (“Olive Street”), our investment adviser, may be deemed to be affiliated with us.  Olive Street is a wholly owned subsidiary of The Jones Financial Companies, L.L.L.P. ("JFC"), and is affiliated with other subsidiaries of JFC, including Edward D. Jones & Co., L.P., and Edward Jones Trust Company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. * Bridge Builder does not share with non-affiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. * Bridge Builder does not currently engage in joint marketing efforts.

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Bridge Builder Bond Fund

You can find more information about the Fund in the following documents:

Statement of Additional Information (“SAI”):  The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is herein incorporated into this Prospectus by reference.  It is legally considered a part of this Prospectus.

Annual/Semiannual Reports:  Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders.  The Fund’s annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s first fiscal year.

You can obtain free copies of these documents, request other information and discuss your questions about the Fund by contacting the Fund at:

Bridge Builder Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-823-3611
www.bridgebuildermutualfunds.com

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the SEC, 100 “F” Street N.E., Washington, D.C.  20549-1520.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Shareholder reports and other information about the Fund are also available:

▪	Free of charge from the Fund’s website at www.bridgebuildermutualfunds.com.
▪	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.
▪	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
▪	For a fee, by e-mail request to publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-22811.)

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STATEMENT OF ADDITIONAL INFORMATION
October 28, 2014

Bridge Builder Trust
BRIDGE BUILDER BOND FUND

Ticker Symbol:  BBTBX

12555 Manchester Road
St. Louis, MO 63131
1.855.823.3611
www.bridgebuildermutualfunds.com

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus for the Bridge Builder Bond Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”) dated October 28, 2014, advised by Olive Street Investment Advisers, LLC (the “Adviser”).

The Fund’s audited financial statements and notes thereto for the fiscal year ended June 30, 2014, are included in the Fund’s annual report to shareholders for the fiscal year ended June 30, 2014 (the “Annual Report”), and are incorporated by reference into this SAI.  The Fund’s Annual Report to shareholders includes a summary portfolio schedule.  The Fund’s complete schedule of investments in securities of unaffiliated issuers is available without charge, upon request, by calling the above number and on the SEC website at http://www.sec.gov as a part of Form N-CSR.  Copies of the Fund’s Prospectus and Annual Report are also available at www.bridgebuildermutualfunds.com or by calling the above number.

The Adviser has retained certain investment managers as sub-advisers (each a “Sub-adviser,” and, collectively, the “Sub-advisers”), each responsible for portfolio management of a portion of the Fund’s total assets.

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THE TRUST

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on December 19, 2012, and is registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Trust may also issue separate classes of shares of any series.  Currently, the Trust consists of a single series: the Bridge Builder Bond Fund, and the Bridge Builder Bond Fund offers one class of shares.  The Board may from time to time issue other series (and multiple classes of such series), the assets and liabilities of which will be separate and distinct from any other series.

The Fund commenced operations on October 28, 2013.

The Fund’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC.  Copies of the complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at sec.gov.

INVESTMENT STRATEGIES, POLICIES, AND RISKS

Pursuant to the names rule of Rule 35d-1 under the 1940 Act (the “Names Rule”), the Fund has adopted a non-fundamental policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities and other instruments, such as derivatives and certain investment companies, with economic characteristics similar to fixed income securities.  Shareholders will receive at least 60 days’ notice of any change to the Fund’s non-fundamental policy complying with the Names Rule.

The Fund is diversified.  This means that with respect to 75% of its total assets, the Fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.  Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security.  However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets.  If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers.  Accordingly, a fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal securities laws.

The investment objectives, policies, strategies, risks and limitations discussed in this SAI may be changed without shareholder approval unless otherwise noted.

Equity Securities

The Fund may purchase equity-like securities, including preferred stock, rights, warrants and convertible bonds.  The Fund will not purchase common stock.  However, the Fund may hold common stock acquired through the conversion of a convertible bond, reorganization of a fixed income security, or any other activity other than the direct purchase of common stock.  All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  Historically, the equity markets have moved in cycles and the value of the Fund’s securities may fluctuate substantially from day-to-day.  Owning an equity security that currently pays dividends can also subject the Fund to the risk that the issuer may discontinue paying dividends.

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To the extent the Fund invests in the equity securities of small- or medium-sized companies, it will be exposed to the risks of small- and medium-sized companies.  Such companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies.  Furthermore, such companies may have limited product lines, or services, markets, or financial resources, or may be dependent on a small management group.  In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions can decrease the value and liquidity of securities held by the Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund and cause the Fund to lose money.

Common Stock.  Common stocks represent a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock.  Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, although they may carry forward limited voting rights.  Preferred stocks also normally have preference over the corporation’s assets and earnings.  For example, preferred stocks have preference over common stock in the payment of dividends.  Preferred stocks normally pay dividends at a specified rate and may entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate.  However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners.  Certain classes of preferred stock are convertible into shares of common stock of the issuer.  By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.  Preferred stock is subject to many of the same risks as common stock and debt securities.

Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.  Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other typed of investments.

Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

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Convertible securities generally have less potential for gain or loss than common stocks.  Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.  When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

Other Corporate Debt Securities

The Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries.  The debt securities in which the Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments.  The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Cash Position

The Fund does not always stay fully invested in bonds.  When a Sub-adviser believes that market conditions are unfavorable for profitable investing, or when a Sub-adviser is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase.  Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities.  However, the Fund’s Adviser or Sub-adviser may also temporarily increase the Fund’s cash position to protect its assets, maintain liquidity, or during periods when transitioning Fund assets from one Sub-adviser to another Sub-adviser.  Partly because each of the Sub-advisers acts independently of each other, the cash positions of the Fund may vary significantly.

When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities (including convertible securities).  Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.  The market prices of debt securities usually vary, depending upon available yields.  An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments.  The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

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Taxes. The Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by the Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Risks of Investing in Lower-Rated Debt Securities

The Fund may invest up to 5% of its assets (measured at the time of purchase) in securities deemed to be below investment grade (“lower-rated” or “junk bonds”).  If securities held by the Fund were investment grade at the time of purchase but are subsequently downgraded to below investment grade, causing the Fund to hold more than 5% in non-investment grade securities, the Fund is not required to sell non-investment grade securities; however, the Fund is prohibited from making further purchases of non-investment grade securities.  Similarly, if the market value of non-investment grade securities in the Fund exceeds 5% of the Fund’s total assets due to market fluctuation, the Fund is not required to sell non-investment grade securities, although it is prohibited from making further purchases of non-investment grade securities.

Sensitivity to Interest Rate and Economic Changes.  The economy and interest rates affect lower-rated debt securities differently from other securities.  For example, the prices of lower-rated bonds have often been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond defaults, the Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated bonds and the Fund’s asset values.

Payment Expectations.  Lower-rated bonds present certain risks based on payment expectations.  For example, lower-rated bonds may contain redemption and call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a lower-rated bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets.  If the Fund experiences unexpected net redemptions, it may be forced to sell its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of lower-rated bonds, and this may impact a Sub-adviser’s ability to accurately value lower-rated bonds and the Fund’s assets and hinder the Fund’s ability to dispose of the bonds.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated bonds, especially in a thinly traded market.

Credit Ratings.  Credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated bonds.  However, credit ratings are not absolute measures of credit quality and do not reflect all potential market risks.  Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Sub-adviser must monitor the issuers of lower-rated bonds in the Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so the Fund can meet redemption requests.  The Fund will not necessarily dispose of a portfolio security when its rating has been changed.

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Risks of Investing in Distressed Companies

From time to time, the Fund may purchase the direct indebtedness of various companies (“Indebtedness”), or participation interests in Indebtedness (“Participations”), including Indebtedness and Participations of reorganizing companies.  Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors.  Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company.  The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, the Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing.  Indebtedness purchased by the Fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the Sub-advisers consider in purchasing a particular Indebtedness.  Indebtedness which represents a specific Indebtedness of the company to a bank is not considered to be a security issued by the bank selling it.  The Fund may purchase loans from national and state chartered banks as well as foreign banks, and they normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company’s Indebtedness.  The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank, which are known as “supranational organizations.”  Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development.  Indebtedness and Participations may be illiquid as described below

Illiquid Securities

The Fund may not purchase an investment if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities.  The Adviser and Sub-advisers will monitor the amount of illiquid securities in the Fund, under the supervision of the Board, to ensure compliance with this investment restriction.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Limitations on resale may have an adverse effect on the marketability of the securities, and the Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.   Because of their illiquid nature, illiquid securities may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board. Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, a Sub-adviser, pursuant to procedures adopted by the Trust’s Board of Trustees, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.

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Exchange-Traded Funds (“ETFs”) and Other Registered Investment Companies

The Fund may invest in exchange-traded funds (“ETFs”), which are a type of fund bought and sold on a securities exchange.  An ETF trades like common stock and represents, in most cases, a fixed portfolio of securities designed to track a particular market index.  The Fund could purchase an ETF to temporarily gain exposure to a portion of the United States or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.  ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable.  An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies, subject to certain exceptions.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments.  Investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries.  In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds investments in that country may be more effective than investing directly in issuers in that country.

The 1940 Act generally prohibits the Fund from investing more than 5% of the value of its total assets in any one registered investment company or more than 10% of the value of its total assets in registered investment companies as a group, and also restricts its investment in any registered investment company to 3% of the voting securities of such investment company.  There are exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.  In particular, SEC rules allow the Fund to invest in money market funds in excess of the limits described above.

The Fund may invest in other investment companies, including those managed by the Adviser or a Sub-adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Money Market Mutual Funds.  The Fund may under certain circumstances invest a portion of its assets in money market funds.  However, an investment in a money market mutual fund will involve payment by the Fund of its pro rata share of advisory and other fees charged by such fund.

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Short-Term Investments

The Fund may invest without limitation in any of the following short-term securities and instruments:

Bank Obligations.  Obligations including bankers’ acceptances, commercial paper and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of Deposit and Time Deposits. The Fund may hold certificates of deposit and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.    The Fund may invest in Certificates of Deposit in amounts up to the $250,000 per bank Federal Deposit Insurance Corporation ("FDIC") limit.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s® Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc.©, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.  These rating symbols are described in Appendix A.

Other Short-Term Obligations.  Debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s.

Municipal Securities

The Fund may invest in municipal securities.  Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions.  In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities.  Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power.  Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets.  Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.  The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

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U.S. and Foreign Government Obligations

The Fund may invest in U.S. Government obligations including Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Fund may invest in sovereign debt obligations of foreign countries.  A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.  A government could default on its sovereign debt obligations.  This risk of default is higher in emerging markets.  Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt.  The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Variable Rate Demand Notes

The Fund may purchase taxable or tax-exempt variable rate demand notes for short-term cash management or other investment purposes. Variable rate demand notes may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a variable demand note may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

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Floating Rate Securities

A floating rate debt security has a rate of interest which is usually established as the sum of a base lending rate (e.g., the London Inter-Bank Offered Rate (LIBOR), the U.S. Prime Rate, the Prime Rate of a designated U.S. bank or the certificate of deposit rate) plus a specified margin.  The interest rate on prime rate-based loans and securities floats periodically as the prime rate changes.  The interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year.  Certain floating rate securities will permit the borrower to select an interest rate reset period of up to one year.  Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.  In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Inverse Floaters

An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index.  Inverse floaters are typically created by a broker depositing an income-producing instrument, which may be a mortgage-backed security, in a trust.  The trust in turn issues a variable rate security and inverse floaters.  The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee.  Because inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate) the market prices of inverse floaters may be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change.  The returns on inverse floaters may be leveraged, increasing substantially the volatility and interest rate sensitivity.

Zero-Coupon and Payment-in-Kind Bonds

The Fund may invest without limit in so-called zero-coupon bonds and payment-in-kind bonds.  Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.

Foreign Securities

The Fund may invest in dollar-denominated securities issued by foreign governments and corporations, including emerging market securities.  The Fund may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or exchange traded funds (“ETFs”) (generally “foreign securities”).  Investing in foreign securities generally involves more risk than investing in U.S. securities.  Changes in the value of foreign currencies can significantly affect the value of a foreign security held by the Fund, irrespective of developments relating to the issuer.  In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by the economic and political developments.  Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less or different government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.  The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court.  Investments in foreign government debt obligations also involve special risks.  The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal resources in the event of default.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

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Dividends and interest payable on the Fund’s foreign securities may be subject to foreign withholding tax.  The Fund may also be subject to foreign taxes on its trading profits.  Some countries may also impose a transfer or stamp duty on certain securities transactions.  The imposition of these taxes will increase the cost to the Fund of investing in those countries that impose these taxes.  To the extent such taxes are not offset by credits or deductions available to shareholders in the Fund, under U.S. tax law, they will reduce the net return to the Fund’s shareholders.

Foreign Securities Traded in the United States.  The Fund may own foreign equity that are traded in the United States and denominated in the United States dollars.  They also may be issued originally in the United States.  There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors.

Emerging Markets Securities.  In addition, the Fund may invest in foreign securities of companies that are located in developing or emerging markets.  Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability.  Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets.  Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents.  Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation; the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets.  As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, company receivables or other assets. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

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Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

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At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

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Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. For the purposes of the Fund’s concentration policy, asset-backed securities (a) do not represent interests in any particular “industry”; and (b) will be classified in a consistent manner deemed reasonable by the Fund.

Collateralized bond obligations (CBOs), collateralized loan obligations (CLOs), and other CDOs. A CBO is a trust which is often backed by a pool of high risk, below investment grade fixed income securities, such as high yield bonds; privately issued mortgage-related securities, commercial mortgage-related securities, trust preferred securities, or emerging market debt. A CLO is a trust typically backed by a pool of loans, which may include senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade. Other CDOs are trusts backed by other types of assets. The assets backing a CBO, CLO, or CDO trust may be referred to as "the collateral."  CBOs, CLOs and other CDOs may charge management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. Senior tranches can often be rated investment grade. CBO, CLO or other CDO tranches can experience substantial losses due to defaults, deterioration of protecting tranches, market participants' perception of credit risk, as well as aversion to these securities generally. The risks of an investment in a CBO, CLO or other CDO often depend on the collateral securities and the particular tranche in which the Fund invests. These securities are often privately offered and not registered under securities laws. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the possibility that the quality of the collateral may decline in value or default, the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other tranches,  as well as risks related to the complexity of the security and its structure.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages.  Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Fund may hold or in which they may invest.  Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation.  The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Fund and could cause the Fund’s net asset value to decline, potentially significantly.  Tremendous uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

Collateralized Mortgage Obligations (CMOs) and Multiclass Pass-Through Securities.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

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In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “Stripped Mortgage Securities” below.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

CMO Residuals.  CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.  The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer.  The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments.  The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets.  The yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets.  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based.  The Fund may fail to recoup fully its initial investment in a CMO residual.  CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act.  CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

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Government Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages.  These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default.  It is difficult, if not impossible; to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations.

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Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPA is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

On August 17, 2012, the U.S. Treasury announced that it was again amending the SPA to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment.  Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion.  At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of Fannie Mae, or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

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Private Mortgage Pass-Through Securities.  Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, and are subject to greater complexity and risk of loss.

Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool.  This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

Stripped Mortgage Securities.  Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Stripped mortgage securities not issued by Federal Agencies will be treated by the Fund as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid.  Stripped mortgage securities issued by Federal Agencies generally will be treated by the Fund as liquid securities under procedures adopted by the Fund and approved by the Fund’s Board.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets.  A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class.  The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity.  If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

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The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations.  For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer.  A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount.  While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities.  The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

Real Estate Investment Trusts (“REITs”).  The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.  Like Regulated Investment Companies (“RICs”) such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code.  The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the Fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property).  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default.  REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers.  REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act.  REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties.  Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit.  Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due.  Mortgage REITs are subject to significant interest rate risk.  When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down.  When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up.  Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk.  Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT.  Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates.  Prepayment rates generally increase when interest rates fall and decrease when interest rates rise.  These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield.  Additionally, rising interest rates may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.

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The Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes or may require the Fund to accrue and distribute income not yet received.  In addition, distributions attributable to REITs made by the Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Forward Commitments and Dollar Rolls.  The Fund may enter into contracts to purchase mortgage securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns.  In the case of to-be-announced (“TBA”) mortgage purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate.  TBA mortgages shall not exceed 20% of the Fund’s net assets.  TBA mortgage purchase commitments and TBA mortgage sell commitments may be netted against one another for purposes of calculating this 20% threshold.  Additionally, the Fund will segregate or earmark liquid assets for these net obligations in an amount sufficient to cover its net obligations. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale.  The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price.  Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if a Sub-adviser deems it appropriate to do so.  The Fund may realize short-term profits or losses upon the sale of forward commitments.

The Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements.  Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities.  If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security.  If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The Fund may enter into mortgage dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time.  By engaging in a dollar roll transaction, the Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase.  The Fund would also be able to earn interest on the proceeds of the sale before they are reinvested.  The Fund accounts for dollar rolls as purchases and sales.  Dollar rolls may be used to create investment leverage and may increase the Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price.  In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund may be adversely affected.

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The Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund.

Inflation-Protected Securities

The Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation.  The Fund may also invest in other inflation-protected securities issued by non-U.S. Governments or by private issuers.  U.S. TIPS pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate.  If the Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal and, therefore, subject the Fund to counterparty risk with respect to the issuer. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is calculated by the U.S. Treasury and is currently tied to the CPI-U.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. Government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if the Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

Initial Public Offerings

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The Fund may purchase debt securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs.

Private Investments

Private Placement and Restricted Securities.  The Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when a Sub-adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of a Sub-adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the Prospectuses forming a part of it, is materially inaccurate or misleading.

Redeemable Securities.  Certain securities held by the Fund may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Hybrid Securities

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The Fund may acquire hybrid securities.  A third party or Sub-adviser may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”).  The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants to receive a payment based on whether the price of a common stock surpasses a certain exercise price.  A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the market value of a hybrid security is the sum of the values of its income-producing component and its equity component.

Structured Investments.  A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Borrowing and Other Forms of Leverage
The Fund has no present intent to do so, but may borrow money for investment purposes to the extent permitted by its investment policies and restrictions and applicable law.  When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s holdings. In addition to borrowing money from banks, the Fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, entering into reverse repurchase agreement and dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery, or forward commitment transactions, or using derivatives such as swaps, futures, and forwards.

The Fund may also borrow money for temporary emergency purposes.

The Fund has established a line of credit with a bank by which it may borrow funds for temporary or emergency purposes. The Fund may use lines of credit to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund’s remaining shareholders.  The Fund is required to pay fees to the banks to maintain the line of credit; which increases the cost of borrowing over the stated interest rate.

Repurchase Agreements. The Fund may enter into repurchase agreements.  The Fund may enter into reverse repurchase agreements, although it has no present intent to do so.  Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase.  In either case, the income to the Fund is unrelated to the interest rate on the security itself.  The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.  The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities, including such repurchase agreements.

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It is not clear whether a court would consider the security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or a decline in price of the security.  If a court characterizes the transaction as a loan, and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt instrument purchased for the Fund, the Adviser or Sub-Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.  However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 102% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian.  If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully, as such term is defined in the 1940 Act and the Rules thereunder.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price.  Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, the Fund may treat such transactions as bank borrowings, which would be subject to the Fund’s limitations on borrowings.

Derivatives

Some of the instruments in which the Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index.  These instruments include futures contracts, forward interest rate contracts, swap agreements and similar instruments.  The market value of derivative instruments and securities sometimes may be more volatile than those of other instruments and each type of derivative instrument may have its own special risks.

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Some over-the-counter derivative instruments may expose the Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Fund potentially could lose all or a large portion of its investment in the derivative instrument.

Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the Sub-Adviser.  While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.  Use of derivatives and other forms of leverage by the Fund may require the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Certain derivatives may create a risk of loss greater than the amount invested.

Forward Contracts. The Fund may invest in forward contracts for speculative or hedging purposes. A forward contract involves a negotiated obligation to purchase or sell a specific asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and (iii) forwards may be difficult to accurately value.  Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

The Fund may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.  Under definitions recently adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared.  These changes are expected to reduce counterparty/credit risk as compared to bi-laterally negotiated contracts.

Open positions in forwards will be covered by the segregation or “earmarking” of assets determined to be liquid, and are marked to market daily, if required by the 1940 Act.

Futures Contracts.  The Fund may purchase interest rate and Treasury futures contracts (“financial futures”). Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price.

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There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select the Fund’s fixed income investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which the Fund invests. There is also a risk that the Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to the Fund. It is possible for a price-related loss to exceed the amount of the Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. The Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when the Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that the Fund will be able to enter into closing transactions.

The Fund may enter into futures contracts on other underlying assets or indexes, including physical commodities and indexes of physical commodities.

At any time prior to expiration of a futures contract, the Fund may seek to close the position by taking an opposite position which would typically operate to terminate the Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that are equal to the market value of the futures contract.

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, rather than the market value of the futures contract.  By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

Interest Rate or Financial Futures Contracts.  The Fund may invest in interest rate or financial futures contracts.  Bond prices are established in both the cash market and the futures market.  In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade.  In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date.  Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

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The sale of an interest rate or financial futures contract by the Fund would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price.  A futures contract purchased by the Fund would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price.  The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date.  The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date.  If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss.  Similarly, the closing out of a futures contract purchase is effected by the Fund’s entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Fund will deal only in standardized contracts on recognized exchanges.  The exchange typically guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.  Domestic interest rate futures contracts may be traded in an auction environment on the floor of an exchange, such as the Chicago Mercantile Exchange.  A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through mortgage-backed securities, three-month United States Treasury bills, and 90-day commercial paper.  The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.  International interest rate futures contracts are traded on various international exchanges.  Engaging in futures contracts on international exchanges may involve additional risks, including varying regulatory standards and supervision, fewer laws to protect investors, greater counterparty risk, greater transaction costs, greater volatility, and less liquidity, which could make it difficult for the fund to transact.

Interest Rate and Total Return Swap Agreements.  For temporary defensive purposes only, the Fund may purchase interest rate swaps.  The Fund may use interest rate swaps to increase or decrease exposure to a particular interest rate or rates, which may result in the Fund experiencing a gain or loss depending on whether the interest rates increased or decreased during the term of the agreement.  For temporary, defensive purposes only, the Fund may also engage in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as a fixed-income security, a combination of securities, or an index).  The value of the Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures.  Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price.  The Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

The Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund.  If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.  If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.  Under certain circumstances, suitable transactions may not be available to the Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated.  Also, because, in some cases, swap transactions involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to the Fund.

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The Fund may enter into swap agreements that would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net  amount”).  The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid.

Credit Default Swaps.  For temporary defensive purposes only, the Fund may purchase credit default swaps.  A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer.  One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds.  Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).  As a credit protection seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations.  In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty.  The Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

The Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection).  This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability).  It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund.  The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Credit default swaps involve a number of special risks.  A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty.  When the Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due).  The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

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A protection buyer may lose its investment and recover nothing should an event of default not occur.  The Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market.  There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded.  The parties to a credit default swap may be required to post collateral to each other.  If the Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty.  The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).  In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis.  In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).  Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio.  However, such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Commodity Futures Trading Commission (“CFTC”) regulates the trading of commodity interests, including commodity futures contracts, options on commodity futures, and swaps (which includes cash-settled currency forwards and swaps.  A fund that invests in commodity interests is subject to certain CFTC regulatory requirements, including certain limits on its trading of commodity interests to qualify for certain exclusions or exemptions from registration requirements.  The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), pursuant to CFTC Rule 4.5, with respect to the Fund’s operation.  Therefore, the Fund and the Adviser are not subject to regulation as a commodity pool or CPO under the CEA and the Adviser is not subject to registration as a CPO.  If the Fund were no longer able to claim the exclusion, the Adviser may be required to register as a CPO and the Fund and the Adviser would be subject to regulation as a commodity pool or CPO under the CEA.  If the Fund or the Adviser is subject to CFTC regulation, it may incur additional expenses.

Temporary Defensive Investments

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  For example, during such periods, 100% of the Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents.  In addition, during such periods, the Fund may invest up to 15% of its net assets in certain other derivatives, including forward contracts, interest rate swaps, total return swaps, and credit default swaps, measured at notional value.  Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser.  When the Fund takes temporary defensive positions, it may not achieve its investment objective.

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Other Investment Risks

The following risk considerations relate to investment practices undertaken by the Fund.  Generally, since shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of the Fund’s portfolio securities increases or decreases.  Therefore, the value of an investment in the Fund could go down as well as up. You can lose money by investing in the Fund.  There is no guarantee of successful performance, that the Fund’s objective can be achieved or that an investment in the Fund will achieve a positive return.  An investment in the Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.  Prospective investors should consider the following risks.

Market Risks

Various market risks can affect the price or liquidity of an issuer’s securities.  Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Recent Regulatory Events. Legal, tax and regulatory changes could occur that may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies.  The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Commodity Futures Trading Commission, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions in light of the recent financial crisis.  These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” (the “Dodd-Frank Act”) which was signed into law on July 21, 2010, and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC.  Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Fund is unknown.  There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund.  Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the continuing economic turmoil or otherwise, and the effect of such actions, if taken, cannot be known.

In particular, the Dodd-Frank Act makes broad changes to the over-the-counter (OTC) derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.  Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions.  The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act.  It is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs.  The new law and the rules to be promulgated may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties.  In particular, new position limits imposed on the Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective.  New requirements even if not directly applicable to the Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

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Recent Economic Events. Although the U.S. economy has seen gradual improvement since 2008, the effects of the global financial crisis that began to unfold in 2007, continue to exist and economic growth has been slow and uneven.  In addition, the negative impacts and continued uncertainty stemming from the sovereign debt crisis and economic difficulties in Europe and U.S. fiscal and political matters, including deficit reduction and U.S. debt ratings, have impacted and may continue to impact the global economic recovery.  These events and possible continuing market turbulence may have an adverse effect on the Fund.  In response to the global financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets.  However, risks to a robust resumption of growth persist:  a weak consumer market weighted down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation.  A number of countries in Europe have experienced severe economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.  There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union (“EMU”) member countries.  Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the European EMU.  These requirements can severely limit European EMU member countries’ ability to implement monetary policy to address regional economic conditions.  A return to unfavorable economic conditions could impair the Fund’s ability to execute its investment strategies.

Multi-Manager and Multi-Style Management Risk

Fund performance is dependent upon the success of the Adviser and the Sub-advisers in implementing the Fund’s investment strategies in pursuit of its goal.  To a significant extent, the Fund’s performance will depend of the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund.  There can be no assurance that the Adviser or Sub-advisers will be successful in this regard.

In addition, because portions of the Fund’s assets are managed by different Sub-advisers using different styles/strategies, the Fund could experience overlapping security transactions.  Certain Sub-advisers may be purchasing securities at the same time that other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.  The Adviser’s and the Sub-advisers’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or a Sub-adviser’s judgment will produce the desired results.  In addition, the Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.

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Special Risks of Transactions in Futures Contracts

Financial futures contracts entail risks.  If the Adviser’s or Sub-adviser’s judgment about the general direction of interest rates or markets is wrong, the Fund’s overall performance may be poorer than if no financial futures contracts had been entered into.  For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity Risks.  Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.  Although the Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.  If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.  However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

Hedging risks.  There are several risks in connection with the use by the Fund of futures contracts as a hedging device.  One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the underlying securities or index or movements in the prices of the Fund’s securities which are the subject of a hedge.  The Sub-advisers will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Sub-adviser’s ability to predict correctly movements in the direction of the market. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions.  First, all participants in the futures market are subject to margin deposit requirements.  Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets.  Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do.  Increased participation by speculators in the futures markets may also cause temporary price distortions.  Due to the possibility of price distortion, even a correct forecast of general market trends by the Sub-adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks.  The Fund will incur brokerage fees in connection with its futures transactions.  In addition, while futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks.  Thus, while the Fund may benefit from the use of futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts.  Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures trading in light of market volatility.  Among the actions that have been taken or are proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures transactions, and increased margin requirements for various types of futures transactions.  Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Fund invests. Subject to certain limitations, the Fund may enter into futures contracts on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

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The Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity.  If the Sub-adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts.  If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase.  Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

INVESTMENT RESTRICTIONS

The Fund has adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Policies

The investment policies below have been adopted as fundamental policies for the Fund.

1.
The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.
The Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.
The Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.
The Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute,  rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

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5.
The Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.
The Fund may purchase securities of an issuer, except if such purchase is inconsistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7.
The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

BORROWING.  The 1940 Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets).  Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

CONCENTRATION.  The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.   For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance.

DIVERSIFICATION.  Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.  For purposes of the Fund's diversification policy, the identification of the issuer of a security may be determined in any reasonable manner, consistent with SEC guidance.

LENDING.  Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

REAL ESTATE.  The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments.  The Fund has adopted a fundamental policy that would permit direct investment in real estate.  However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate.  This non-fundamental policy may be changed by vote of the Fund’s Board of Trustees.

SENIOR SECURITIES.  Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness.  The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING.  Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

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The Fund observes the following policies, which are not deemed fundamental and which may be changed by the Board without shareholder vote.

1.
The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets), provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

2.
The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (including the loan collateral) would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

3.	The Fund may not purchase an investment if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities.

4.
The Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate.  For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

5.
The Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

Except with respect to borrowing, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.  The Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.  With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. The Fund’s annual portfolio turnover rates for the last five years will be included in the “Financial Highlights” section of the Fund’s prospectus.

The following table sets forth the Fund’s portfolio turnover rate for the period indicated:

Fiscal Period Ended June 30, 2014
262%

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PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Fund, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of the holdings of the Fund.  The policy was developed in consultation with the Adviser and has been adopted by the Adviser.  Information about the Fund’s holdings will not be distributed to any third party except in accordance with this policy.  The Board considered the circumstances under which the Fund’s holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, the principal underwriter or any other affiliated person of the Fund.  After due consideration, the Board determined that the Fund has a legitimate business purpose for disclosing holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of the Fund.  Pursuant to the policy, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s holdings by (1) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy.  The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semiannual Report to Portfolio shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at sec.gov.  The Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of the Fund and the interests of the Adviser or an affiliated person of the Adviser, the Adviser’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made.  Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the Adviser, the Sub-advisers, fund administrator, fund accountant, custodian, transfer agent, pricing vendors, proxy voting service providers, auditors, counsel to the Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities.  Holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the policy, when the Fund has a legitimate business purpose and when the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.  The Fund may disclose portfolio holdings to transition managers, provided that the Fund or the Adviser has entered into a non-disclosure or confidentiality agreement with the transition manager.

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In no event shall the Adviser, its affiliates or employees, the Fund, or any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s holdings.

There can be no assurance that the policy and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

The Fund may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Fund or its portfolio holdings if certain conditions are met.  The information must be for legitimate business purposes and must be deemed to be non-material non-public information based on a good faith review of the particular facts and circumstances.  Examples of such non-material non-public information may include, but are not limited to, the following types of information: allocation of the Fund’s portfolio securities and other investments among various asset classes, sectors, industries, market capitalization, countries and regions; the characteristics of the stock or fixed income components and other investments of the Fund; the attribution of the Fund’s returns by asset class, sector, industry, market capitalization, country and region; certain volatility characteristics of a Fund; certain valuation metrics of a Fund (such as average price to earnings ratio and average earnings growth); and maturity and credit quality statistics for the Fund’s fixed income holdings.  From time to time, the Adviser may make these additional disclosures on the Fund’s website.  Shareholders can access the Fund’s website at www.bridgebuildermutalfunds.com.

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series, including the Fund.  The current Trustees and officers of the Trust, their dates of birth, position with the Trust, term of office with the Trust and length of time served, and their principal occupation and other directorships for the past five years are set forth below.

Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Jean E. Carter (Born: 1957) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Retired; Director of Investment Management Group for Russell Investment Group (2000 – 2005).	1	Chair, Brandes U.S. registered mutual funds (seven portfolios).
Janice L. Innis-Thompson (Born: 1966) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Senior Vice President, Chief Compliance & Ethics Officer, TIAA-CREF (since 2006).	1	None.

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Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
William N. Scheffel (Born: 1953) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Executive Vice President, Chief Financial Officer and Treasurer, Centene Corporation (since 2003).	1	None.
John M. Tesoro (Born: 1952) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Retired; Partner, KPMG LLP (2002-2012).	1	Audit Committee Chair, Teton Advisors, Inc. (registered investment adviser). Trustee, BBH Trust (7 funds).

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Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Interested Trustees of the Trust
William H. Broderick III(2) (Born: 1952) 12555 Manchester Road St. Louis, MO 63131	Chairman and Trustee	Indefinite Term; Since Inception	Retired; Principal, Investment Advisory, Edward Jones and General Partner, The Jones Financial Companies, LLLP (1986-2012)	1	None.
William E. Fiala(2) (Born: 1967) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Principal, Edward Jones and General Partner, The Jones Financial Companies, LLLP (1994 - Present)	1	None.
Officers of the Trust
Joseph C. Neuberger (Born: 1962) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	President	Indefinite Term; Since Inception	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-Present)	N/A	N/A
Jason F. Hadler (Born: 1975) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since Inception	Senior Vice President, U.S. Bancorp Fund Services, LLC (Since 2003)	N/A	N/A
Robert M. Slotky (Born: 1947) c/o U.S. Bancorp Fund Services, LLC 2020 East Financial Way Suite 100 Glendora, CA 91741	Chief Compliance Officer	Indefinite Term; Since Inception	Retired; Senior Vice President, U.S. Bancorp Fund Services, LLC (July 2001 – July 2014)	N/A	N/A
Elaine E. Richards (Born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 East Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since Inception	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (Since July 2007)	N/A	N/A
(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
Mr. Broderick and Mr. Fiala are “interested persons” of the Trust as defined by the 1940 Act by virtue of the fact that they are affiliated persons of the Adviser’s parent company, The Jones Financial Companies, L.L.L.P.

(3)	The Trust is currently comprised of a single series. The term “Fund Complex” applies only to the Fund, the only one managed by the Adviser.

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Certain officers of the Trust also serve as officers of one or more mutual funds for which U.S. Bancorp Fund Services, LLC (“USBFS”) or its affiliates act as investment manager, administrator or distributor.

Additional Information Concerning the Board of Trustees

The Role of the Board.  The Board oversees the management and operations of the Trust.  Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, each of the Sub-advisers, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this Statement of Additional Information.  The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and the service providers.  For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations.

In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund.  The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations.  In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership.  The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established three standing committees, a Nominating and Governance Committee, an Audit Committee (which also serves as the Qualified Legal Compliance Committee (“QLCC”)), and a Valuation Committee, which are discussed in greater detail below under “Trust Committees”.  At least a majority of the Board is comprised of Trustees who are Independent Trustees, which generally are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates.  The Chairman of the Board is an Interested Trustee.  The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed a senior employee of the Administrator as the President of the Trust.  The Board reviews its structure and the structure of its committees annually.  The Board has determined that the structure of the Interested Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Jean E. Carter, an Independent Trustee, serves as the lead Independent Trustee of the Trust.  In her role as lead Independent Trustee, Ms. Carter, among other things: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the Independent Trustees and management, and among the Independent Trustees; and (v) has such other responsibilities as the Board or Independent Trustees determine from time to time.

Janice Innis-Thompson, an Independent Trustee, serves as Chair of the Nominating and Governance Committee of the Trust.  The Nominating and Governance Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary.  The Nominating and Governance Committee will consider nominees nominated by shareholders.  Recommendations for consideration by shareholders to the Nominating and Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.  Submission of a Trustee candidate recommendation by a shareholder does not guarantee such candidate will be nominated as a Trustee.  The Nominating and Governance Committee met once during the fiscal period ended June 30, 2014.

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John Tesoro, an independent Trustee, serves as Chair of the Audit Committee of the Trust.  The Audit Committee is comprised of all of the Independent Trustees.  The Audit Committee typically meets twice a year and may meet more frequently if necessary.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Trust’s financial statements and to ensure the integrity of the Trust’s pricing and financial reporting.  As part of the Audit Committee, the function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.  The Audit Committee met twice during the fiscal period ended June 30, 2014.

The Board has delegated day-to-day valuation issues to a Valuation Committee.  Mr. Fiala, an interested Trustee, is Chair of the Valuation Committee.  In addition to Mr. Fiala, the Valuation Committee is comprised of the Trust’s President, Treasurer, and Assistant Treasurer, as appointed by the Board.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee typically meets on a monthly basis and more frequently as necessary.  The Valuation Committee met ten times during the fiscal period ended June 30, 2014.

Board Oversight of Risk Management.  As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The Board meets quarterly, and otherwise as needed, with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed.  The Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information about Each of the Trustee’s Qualification, Experience, Attributes or Skills.

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders.  The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

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In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. Moreover, references to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience.

Mr. Broderick has significant financial services and mutual fund experience as a Principal for 27 years at Edward Jones and as Lead Principal of the Investment Advisory Department, where he led the design, development and launch of Edward Jones Advisory Solutions™, the exclusive program through which investors may invest in the Fund.  Other relevant experience at Edward Jones includes investment research, trading and investment banking.

Mr. Fiala has significant financial services and mutual fund experience as a Principal of Edward Jones where he has served as Director of Portfolio Solutions and Director of Research. He also served as Co-Chair of Edward Jones’ Investment Policy Committee for six years and holds a CFA designation..

Ms. Carter has significant investment advisory experience as a senior executive of Russell Investment Group, serving as a managing director, member of the corporate operating committee and a member of the investment management group’s fund strategy committee.  She has also served as Chair of an investment company trust consisting of seven fund series.  These positions over the course of 23 years involved oversight of over 140 funds and the development of a mutual fund business joint venture.

Ms. Innis-Thompson is an attorney with significant legal experience in both the public and private sectors. Most recently serving as a Senior Vice President and Chief Compliance and Ethics Officers at TIAA-CREF, she has extensive securities compliance experience, as she developed and implemented a firm-wide compliance risk assessment program.  Previously, she served as Chief Compliance Counsel at two large public companies.

Mr. Scheffel has significant corporate and accounting experience, currently serving as Executive Vice President, Chief Financial Officer, and Treasurer at a Fortune 500 managed care company.  In these roles, he is responsible for SEC-reporting and various financial, tax, and treasury functions.  Previously, he worked in public accounting for 28 years and served as Audit Partner for over 15 years at two Big Five (now Four) accounting firms.  Mr. Scheffel has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Scheffel’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Trust.

Mr. Tesoro has extensive experience in internal control and risk assessments, including compliance issues related to the Investment Company and Investment Advisers Acts of 1940.  He worked in public accounting for 38 years, primarily auditing mutual funds and registered investment advisers.  From 1995-2002, he was the Partner-in-Charge of Arthur Andersen LLP’s US Investment Management Industry Program. Mr. Tesoro joined KPMG LLP in 2002 as a partner and continued to work with numerous financial institutions.  Mr. Tesoro serves as a Director and Audit Committee Chair for Teton Advisors, Inc. (investment adviser to seven mutual funds and separate institutional accounts), as a Director for Ocean County (NJ) Board of Catholic Charities and Siena Capital Finance, LLC.  Mr. Tesoro has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Tesoro’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Trust.

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Trustee Ownership of Portfolio Shares

No Trustee beneficially owned shares of the Fund as of the calendar year ended December 31, 2013.

Compensation

Independent Trustees each receive an annual retainer of $30,000.  Each Committee Chair and Lead Independent Trustee receives an annual retainer of $5,000.  Each Independent Trustee receives $5,000 for each in-person Board meeting.  If the Trust organizes additional series, this compensation will be allocated among the various series comprising the Trust based on the net assets of each series.  Independent Trustees receive additional fees from the applicable series for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required.  All Trustees are reimbursed for expenses in connection with each board meeting attended, which reimbursement is allocated among applicable series of the Trust.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Independent Trustees.  Set forth below is the rate of compensation received by the following Independent Trustees for the fiscal year ending June 30, 2014.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex(2) Paid to Trustees
Jean E. Carter, Independent Trustee	$41,500	N/A	N/A	$41,500
Janice L. Innis-Thompson, Independent Trustee	$41,500	N/A	N/A	$41,500
William N. Scheffel, Independent Trustee	$39,000	N/A	N/A	$39,000
John M. Tesoro, Independent Trustee	$41,500	N/A	N/A	$41,500
William H. Broderick III, Interested Trustee(1)	None	N/A	N/A	None
William E. Fiala, Interested Trustee(1)	None	N/A	N/A	None
(1)	The Interested Trustees do not receive compensation from the Trust for their service as Trustees.

(2)
The Trust is comprised of a single series.  The term “Fund Complex” applies only to the Fund, the only one managed by the Adviser.  For the fiscal period ended June 30, 2014, the Trust incurred Trustees’ fees and expenses in the amount of $163,500.

Code of Ethics
The Trust, the Adviser, each of the Sub-advisers, and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of the Adviser, the Sub-advisers and the principal underwriter to invest in securities that may be purchased or held by the Fund.

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PROXY VOTING POLICIES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser, which, in turn, has delegated such responsibility to the Sub-advisers.  Each Sub-adviser will vote such proxies in accordance with its proxy policies and procedures, which are included as Appendix B to this SAI.  Information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be obtained (1) without charge, upon request, by calling 855-823-3611 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shares.  As of September 30, 2014, the Trustees as a group did not own more than 1% of the outstanding shares of the Fund.  As of September 30, 2014, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Edward Jones & Co. 12555 Manchester Road St. Louis, MO 63131	99.99%	Record

THE FUND’S INVESTMENT TEAM

Olive Street Investment Advisers, LLC (the “Adviser”), 12555 Manchester Road, St. Louis, MO 63131, acts as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  The Jones Financial Companies, L.L.L.P. controls the Adviser.

Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments.

The Adviser shall provide the Trust through investment “Sub-advisers” with such investment research, advice and supervision as the Trust may from time to time consider necessary for the proper management of the assets of the Fund, shall furnish continuously an investment program for the Fund, shall determine from time to time which securities or other investments shall be purchased, sold or exchanged for the Fund, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive an investment management fee from the Fund as follows:

Fund	Annual Management Fee (calculated daily and paid monthly)
Bridge Builder Bond Fund	0.32%

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For the fiscal period ended June 30 2014, the Adviser received the following advisory fees:

Advisory Fees Paid
Fiscal Year Ended June 30, 2014
Fees Accrued	$12,979,537
Fees Waived	$(8,166,885)
Net Advisory Fee Paid	$4,812,652
Less Fee Paid to Sub-advisers	$(4,812,652)
Advisory Fee Retained	$0

The Adviser has contractually agreed to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Fund’s Sub-advisers.

After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has contractually agreed to waive its fees and/or reimburse Fund expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes and extraordinary or non-routine expenses) to the extent necessary to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements to 0.48% of the Fund’s average daily net assets (“Expense Cap”).

Any payment of expenses made by the Adviser (other than advisory fees) is subject to reimbursement by the Fund if requested by the Adviser.  This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Expense Cap.  The Adviser is permitted to be reimbursed for expense payments (other than advisory fees) it made in the prior three fiscal years.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of expenses.

Under certain circumstances, the Adviser may engage one or more third-party transition management service providers to execute transactions on behalf of the Fund where the Adviser has allocated a portion of the Fund's assets away from a particular Sub-adviser, but the Board has not yet approved an advisory agreement with a replacement Sub-adviser or such replacement Sub-adviser has not yet begun managing Fund assets.  During such time, the Adviser will instruct the transition manager(s) as to what transactions to effect on behalf of the Fund’s portfolio.  The duration of any such transition management services will be determined by the Adviser’s ability to identify an appropriate replacement Sub-adviser and when such replacement Sub-adviser can begin managing Fund assets.

Reliance on Manager of Managers Order

The Adviser and the Trust have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) to operate under a manager of managers structure that permits the Adviser, with the approval of the Board of Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”).  Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s Sub-advisers and recommending to the Board their hiring, termination, or replacement.  The SEC order does not apply to any Sub-Adviser that is affiliated with the Adviser.    The adoption of the Manager of Managers Structure by the Fund also requires prior shareholder approval.  Such approval was obtained for the Fund from its initial shareholder.  Thus, the Fund is currently operating under the Manager of Managers Structure.  The exemptive order provides that amounts payable by the Adviser to Sub-advisers under the Fund’s sub-advisory agreements need not be disclosed to shareholders.

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The Manager of Managers Structure enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to Sub-advisers or sub-advisory agreements.  Operation of the Fund under the Manager of Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval.  Shareholders will be notified of any changes made to Sub-advisers or material changes to sub-advisory agreements within 90 days of the change.

The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential Sub-advisers or their affiliates, which may create a conflict of interest.  However, in making recommendations to the Board to appoint or to change a Sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the Sub-adviser’s investment process, risk management, and historical performance with the goal of retaining Sub-advisers for the Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle.   The Adviser does not consider any other relationship it or its affiliates may have with a Sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a Sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a Sub-adviser, or to change the terms of a sub-advisory agreement.

The Adviser has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the Sub-advisers and recommend their hiring, termination and replacement.

The Sub- advisers

Robert W. Baird & Co., Inc., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (“Baird”) is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-advisory Agreement with the Adviser.  Baird is 93% employee owned with the remaining 7% owned by The Northwestern Mutual Life Insurance Company.  For its services as a Sub-adviser, Baird is entitled to receive a fee from the Adviser.

J.P. Morgan Investment Management, Inc., 270 Park Avenue, New York, New York 10017 (“JPMIM”) is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-advisory Agreement with the Adviser.  JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc, which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company.  For its services as a Sub-adviser, JPMIM is entitled to receive a fee from the Adviser.

Prudential Investment Management, Inc., Gateway Center 3, Newark, New Jersey 07102 (“Prudential”) is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-advisory Agreement with the Adviser.  Prudential is an indirect wholly owned subsidiary of Prudential Financial, Inc.  For its services as a Sub-adviser, Prudential is entitled to receive a fee from the Adviser.

Each Sub-adviser has agreed to furnish continuously an investment program for their assigned portion of the Fund that it sub-advises and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Fund shall be held in various securities, cash or other investments.  In this connection, each Sub-adviser shall provide the Adviser and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding the Sub-adviser’s management of the Fund assets.  Each Sub-adviser shall carry out its responsibilities in compliance with:  (a) the Fund’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the Sub-advisers in writing, and (c) applicable law and related regulations.

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For the fiscal period shown below, the Adviser paid the Sub-advisers the following aggregate fees:

Fee Paid
Fiscal Period Ended June 30, 2014	$4,812,652

Portfolio Managers

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund for which they sub-advise.  Each portfolio manager or team member is referred to as a portfolio manager below.  The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another.  Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below.  Information in all tables is shown as of June 30, 2014.  Asset amounts are approximate and have been rounded.

Firm and Portfolio Manager(s)	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Baird
Mary Ellen Stanek	5	$10 billion	0	$0	116	$11 billion
Charles B. Groeschell	5	$10 billion	0	$0	116	$11 billion
Warren D. Pierson	5	$10 billion	0	$0	116	$11 billion
Jay E. Schwister	5	$10 billion	0	$0	116	$11 billion
M. Sharon deGuzman	5	$10 billion	0	$0	116	$11 billion

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Firm and Portfolio Manager(s)	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
JPMIM
Douglas S. Swanson	13	$41.43 billion	8	$11.10 billion	60	$13.84 billion
Peter Simons	9	$10.34 billion	3	$7.30 billion	30	$7.16 billion
Henry Song	3	$6.28 billion	1	$98.64 million	22	$343 billion
Prudential
Richard Piccirillo	27	$10.7 billion	26	$6.6 billion	104	$51.5 billion

Gregory Peters	4	$4.2billion	3	$1 billion	26	$14.1 billion
Michael Collins	27	$25.7 billion	8	$4.6 billion	16	$5.9 billion

The following represents accounts managed with performance-based fees as of June 30, 2014:

Firm and Portfolio Manager(s)	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Baird
Mary Ellen Stanek	0	$0	0	$0	1	$1 billion
Charles B. Groeschell	0	$0	0	$0	1	$1 billion
Warren D. Pierson	0	$0	0	$0	1	$1 billion
Jay E. Schwister	0	$0	0	$0	1	$1 billion
M. Sharon deGuzman	0	$0	0	$0	1	$1 billion
JPMIM
Douglas S. Swanson	0	$0	0	$0	4	$2.21 billion
Peter Simons	0	$0	0	$0	1	$34.42million
Henry Song	0	$0	0	$0	0	$0
Prudential
Richard Piccirillo	0	$0	2	$0	0	$0

Gregory Peters	0	$0	0	$0	0	$0
Michael Collins	0	$0	0	$0	0	$0

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.  Portfolio managers of each of the following Sub-advisers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

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Baird
The portfolio management team manages money for the Baird Funds, CNI Charter Fund and other direct separate account relationships.

Baird manages potential conflicts of interest between a mutual fund it manages and other types of accounts through formal trade allocation policies and oversight by Baird’s investment management department and compliance department.

Allocation policies are designed to address potential conflicts of interest in situations where two or more mutual funds and/or other accounts participate in investment transactions involving the same securities.

Potential conflicts of interest that might arise from managing multiple portfolios are lessened by ensuring that equitable treatment of advisory clients both in priority of execution of orders and in the allocation of price (and commission, if applicable for situations other than step-outs and directed brokerage arrangements) is obtained in the execution of aggregated orders for the accounts of two or more advisory clients.

JPMIM
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts").  Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the JPMIM’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes.  Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy.  Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios.  Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMIM and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JPMIM and/or its affiliates and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMIM’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMIM’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMIM and/or its affiliates, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or its affiliates, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, and/or its affiliates, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMIM and/or its affiliates or its clients.

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JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts.  This may create a potential conflict of interest for JPMIM and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions.  In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability.  JPMIM and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMIM’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures that seek to manage conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

Prudential
Conflicts of Interest- In General
Like other investment advisers, Prudential is subject to various conflicts of interest in the ordinary course of its business. Prudential strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts formalized annual conflict of interest reviews. When actual or potential conflicts of interest are identified, Prudential seeks to address such conflicts through one or more of the following methods:

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•	elimination of the conflict;
•	disclosure of the conflict; or
•	management of the conflict through the adoption of appropriate policies and procedures.

Prudential follows the policies of Prudential Financial, Inc. (Prudential Financial) on business ethics, personal securities trading by investment personnel, and information barriers. Prudential has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. Prudential cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest
Prudential’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how Prudential addresses these conflicts.

Performance Fees— Prudential manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for Prudential and its investment professionals to favor one account over another. Specifically, Prudential could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Proprietary accounts— Prudential manages accounts on behalf of its affiliates as well as unaffiliated accounts. Prudential could be considered to have an incentive to favor accounts of affiliates over others.

Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of Prudential’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential.

Long only and long/short accounts— Prudential manages accounts that only allow it to hold securities long as well as accounts that permit short selling.

Prudential may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.

Securities of the same kind or class— Prudential may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. Prudential may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies affecting trading in the same securities or types of securities may appear as inconsistencies in Prudential’s management of multiple accounts side-by-side.

Financial interests of investment professionals— Prudential investment professionals may invest in investment vehicles that it advises. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under Prudential’s long-term incentive plan is affected by the performance of certain client accounts. As a result, Prudential investment professionals may have financial interests in accounts managed by Prudential or that are related to the performance of certain client accounts.

Non-discretionary accounts or models— Prudential provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after Prudential executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if Prudential delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.

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How Prudential Addresses These Conflicts of Interest
Prudential has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

The head of Prudential and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.

In keeping with Prudential’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. Prudential’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation.

Prudential has compliance procedures with respect to its aggregation and allocation policy that includes independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with its allocation procedures. Prudential’s compliance group reports the results of its monitoring processes to its trade management oversight committee.

Prudential’s trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as the:

•	number of new issues allocated in the strategy;
•	size of new issue allocations to each portfolio in the strategy; and
•	profitability of new issue transactions.

The results of these analyses are reviewed and discussed at Prudential’s trade management oversight committee meetings.

Prudential’s trade management oversight committee also reviews forensic reports to analyze the allocation of secondary issues.

The procedures above are designed to detect patterns and anomalies in Prudential’s side-by-side management and trading so that it may assess and improve its processes.

Prudential has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to Prudential’s Affiliations

As an indirect wholly-owned subsidiary of Prudential Financial, Prudential is part of a diversified, global financial services organization. Prudential is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers and other investment advisers. Some of its employees are officers of some of these affiliates.

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Conflicts Arising Out of Legal Restrictions. Prudential may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale, even when such purchase or sale might otherwise be beneficial to the client. These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates. For example, Prudential’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless Prudential monitors and restricts purchases. In addition, Prudential could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, Prudential’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. Prudential has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. Prudential is generally able to avoid receiving material, non-public information from its affiliates and other units within Prudential Investment Management, Inc. by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential.

Conflicts Related to Outside Business Activity.
From time to time, certain of Prudential employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to Prudential’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. Prudential could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer.

The head of Prudential serves on the board of directors of the operator of an electronic trading platform. Prudential has adopted procedures to address the conflict relating to trading on this platform. The procedures include independent monitoring by the chief investment officer and chief compliance officer and reporting on Prudential’s use of this platform to the President of PIM.

Conflicts Related to Investment of Client Assets in Affiliated Funds. Prudential may invest client assets in funds that it manages or sub-advises for an affiliate. Prudential may also invest cash collateral from securities lending transactions in these funds. These investments benefit both Prudential and its affiliate. Prudential does not receive a management fee for advising these funds. Prudential is only entitled to reimbursement of its costs and expenses for these services.

Conflicts Related to Co-investment by Affiliates. Prudential affiliates may provide initial funding or otherwise invest in vehicles it manages. When an affiliate provides "seed capital" or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.

The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

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Prudential could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors.

Prudential believes that these conflicts are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long-short accounts.

Conflicts Arising Out of Industry Activities. Prudential and its affiliates have service agreements with various vendors that are also investment consultants. Under these agreements, Prudential or its affiliates compensate the vendors for certain services, including software, market data and technology services. Prudential’s clients may also retain these vendors as investment consultants. The existence of these service agreements may provide an incentive for the investment consultants to favor Prudential when they advise their clients. Prudential does not, however, condition its purchase of services from consultants upon their recommending Prudential to their clients. Prudential will provide clients with information about services that it obtains from these consultants upon request.

PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including Prudential’s trades on behalf of the account, may affect market prices. Although Prudential doesn’t expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Financial Interests

Conflicts Related to the Offer and Sale of Securities
Certain of Prudential’s employees may offer and sell securities of, and units in, commingled funds that it manages. Employees may offer and sell securities in connection with their roles as registered representatives of an affiliated broker/dealer, officers of an affiliated trust company, agents of PICA or the role of an affiliate as general partner of investment partnerships. There is an incentive for Prudential’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Securities Holdings and Other Financial Interests.

Securities Holdings. Prudential Financial, PICA’s general account, Prudential’s proprietary accounts and accounts of other affiliates of it (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential’s clients. For example:

Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt.

To the extent permitted by applicable law, Prudential may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. Prudential’s interest in having the debt repaid creates a conflict of interest. Prudential has adopted a refinancing policy to address this conflict.

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Prudential may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.

Financial Interests. Prudential and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, Prudential may invest client assets in the securities of issuers that are also its advisory clients. In addition, Prudential may invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.
In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees
When client accounts hold illiquid or difficult to value investments, Prudential faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. Prudential believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests.

Conflicts Related to Securities Lending Fees
When Prudential manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates. This conflict is mitigated by the fact that Prudential’s advisory fees are generally based on the value of assets in a client’s account. In addition, Prudential’s securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Fund’s portfolio managers as of the most recent practicable date.

Baird
Baird’s portfolio managers are compensated through a base salary and an annual incentive bonus.  A portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities. A portfolio manager’s bonus is determined primarily by investment performance of the accounts, including the Fund, and the revenues and overall profitability of Baird.  Before-tax performance is measured relative to the appropriate benchmark’s long and short-term performance, measured on a one-three-five-year and since inception basis as applicable, with greater weight given to long-term performance. Portfolio managers may own and may be offered an opportunity to purchase or sell common stock in Baird’s parent company, Baird Financial Corporation.  Portfolio managers may also own and may be offered an opportunity to purchase or sell shares in private equity offerings sponsored by Baird.

JPMIM
JPMIM’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives.  The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JPMIM or its affiliates.  These elements reflect individual performance and the performance of JPMIM’s business as a whole.

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Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages.  Individual contribution relative to client goals carries the highest impact.  Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements.  In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus.  As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to mandatory notional investment in selected mutual funds advised by JPMIM or its affiliates.  When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Prudential
An investment professional’s base salary is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual.  Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under Prudential’s long-term incentive plan, is primarily based on such person’s contribution to Prudential’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry.  In addition, an investment professional’s qualitative contributions to the organization are considered in determining incentive compensation.  Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool.  The pool is developed as a percentage of Prudential’s operating income and is refined by business metrics, such as:

•	Business development initiatives, measured primarily by growth in operating income;
•	The number of investment professionals receiving a bonus; and
•	Investment performance of portfolios relative to appropriate peer groups or market benchmarks.

Long-term compensation consists of Prudential Financial restricted stock and grants under Prudential’s long-term incentive plan. Grants under Prudential’s long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount.  The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of Prudential’s most frequently marketed investment strategies.  An investment composite is an aggregation of accounts with similar investment strategies.  Prudential’s long-term incentive plan is designed to more closely align compensation with investment performance the growth of its business.  Both the restricted stock and participation interests are subject to vesting requirements.

Securities Owned in the Fund by the Portfolio Managers

As of the fiscal period ended June 30, 2014, the portfolio managers did not beneficially own any shares of the Fund.

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SERVICE PROVIDERS

Administrator and Fund Accountant

USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator (the “Administrator”) to the Trust pursuant to an administration agreement (the “Administration Agreement”).  USBFS provides certain administrative services to the Trust, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value (“NAV”) and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, the Administrator will receive a portion of fees from the Fund as part of a bundled-fees agreement for services performed as Administrator, fund accountant and transfer agent.  The Administrator expects to receive approximately $875,000 annually. Additionally, USBFS provides Chief Compliance Officer services to the Trust under a separate agreement.  The cost for the Chief Compliance Officer services is charged to the Fund.  USBFS also acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements.

For the fiscal period shown below, the Fund paid USBFS the following:

Fee Paid
Fiscal Period Ended June 30, 2014	$588,218

Custodian

U.S. Bank National Association is the custodian (the “Custodian”) for the Trust and safeguards and controls the Trust’s cash and securities, determines income and collects interest on Trust investments. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  USBFS, U.S. Bank National Association, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Legal Counsel

Morgan Lewis & Bockius, LLP 1701 Market Street, Philadelphia, PA 19103-2921 serves as legal counsel to the Trust.

Bingham McCutchen LLP One Federal Street, Boston, MA 02110-1726 serves as legal counsel to the Independent Trustees.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, One North Wacker Dr., Chicago, IL 60606 is the Fund’s independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the SEC.

EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Sub-advisory Agreement states that, with respect to the portion of Fund managed by each of the Sub-advisers, that Sub-adviser shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that each Sub-adviser shall only direct orders to an affiliated person of that Sub-adviser in accordance with Board adopted procedures and/or the 1940 Act.  In general, a Sub-adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances.  In selecting a broker-dealer to execute each particular transaction, a Sub-adviser may take the following into consideration, among other things: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Adviser and the Board may determine, a Sub-adviser shall not be deemed to have acted unlawfully or to have breached any duty created by its Sub-advisory Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to a Sub-adviser a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if a Sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or each Sub-adviser’s or the Adviser’s overall responsibilities with respect to the Fund or other advisory clients.  Each Sub-adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of either.  Such allocation shall be in such amounts and proportions as a Sub-adviser shall determine.  Each Sub-adviser shall report on such allocations regularly to the Adviser and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when a Sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of a Sub-adviser, each Sub-adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by a Sub-adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

For the fiscal period shown below, the Fund paid aggregate brokerage commissions as follows:

Aggregate Brokerage Commissions
Fiscal Period ended June 30, 2014	$88,059

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The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year.  For the fiscal period ended June 30, 2014, the Fund held debt securities of its “regular broker-dealers” in the following amounts:

Broker-Dealer	Aggregate Amount of Holdings as of June 30, 2014
Bank of America	$43,763,251
Barclays Investments Ltd.	$10,716,466
Citigroup Global Markets Inc.	$38,529,034
Credit Suisse	$2,196,540
Deutsche Bank Trust Co.	$11,621,299
Goldman Sachs & Co.	$43,411,987
J.P. Morgan Chase	$21,471,145
Jefferies & Company Inc.	$7,309,718
Morgan Stanley & Co., Inc.	$34,683,979
Nomura Trust and Banking Co. Ltd.	$14,662,774

During the last fiscal period ended June 30, 2014, the Fund did not direct its brokerage transactions to a broker because of research services provided.  Neither did the Fund pay any underwriting commissions to Quasar Distributors, LLC, its principal underwriter or any Fund affiliates.

CAPITAL STOCK

Shares issued by the Fund have no preemptive, conversion, or subscription rights.  Shares issued and sold by the Fund are deemed to be validly issued, fully paid and non-assessable by the Trust.  Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution.  The Fund, as the only series of the Trust, votes on all matters affecting the Fund (e.g., approval of the Advisory Agreement); if additional series are issued, all series of the Trust vote as a single class on matters affecting those series jointly or the Trust as a whole (e.g., election or removal of Trustees).  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees.  While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company.  Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith.  In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), each day the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Fixed-income securities, including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds, (other than short-term securities) are valued using the bid price on the day of the valuation provided by an independent pricing service.  Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources.  Independent pricing services typically use information provided by market makers or estimates of market values obtained from yields and other relevant data relating to investments or securities with similar characteristics.  The third party pricing service’s internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities.  These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged collateral performance, as available.

Equity securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading.  Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values, as determined in good faith pursuant to procedures adopted by the Board of Trustees.

Exchange traded financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales or settlement price.  If there was no sale activity, the financial derivative is valued at the mean between the highest bid and lowest ask price on the relevant exchange closest to the close of the NYSE.

Securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis.

The Trust has adopted valuation procedures that allow for the use of fair value pricing in appropriate circumstances.  For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price.  If there is no price, or in the investment adviser’s or sub-adviser’s determination the price provided for a security by an independent pricing agent or broker does not represent fair value, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities. In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value.

The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board.  The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

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ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

REDEMPTIONS AND PURCHASES IN-KIND

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of the Fund shares.

Redemptions In-Kind

The Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold.  If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.  A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

The Fund does not intend to hold more than 15% of its portfolio in illiquid securities.  In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio.  If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption.  Under normal circumstances, the Fund does not anticipate that it would selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request.  If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.  Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law.  Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

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Purchases In-Kind.

Subject to the approval of the Fund, an investor may purchase shares of the Fund with securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  These transactions will be effected only if the Adviser or Sub-adviser deems the security to be an appropriate investment for the Fund.  Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund.  The Fund reserves the right to amend or terminate this practice at any time.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

The Fund will make distributions of dividends monthly and capital gains, if any, at least annually.  The Fund will make a distribution of any undistributed capital gains earned annually.  The Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions to each shareholder.

Tax Information

The Fund has elected to qualify and intends to continue to qualify to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions.  The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with such distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.  However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes.  To comply with such requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of ordinary income for such year, (ii) at least 98.2% of the excess of realized capital gains over realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.  If the Fund fails to qualify as a RIC under Subchapter M of the Code, it will be taxed as a regular corporation.

In order to qualify as a RIC, the Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership.  The Fund must also satisfy the following two asset diversification tests.  At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of RICs, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities of any two or more issuers (other than the securities of other RICs) that the Fund controls (by owning 20% of the total combined voting power of all classes or stock entitled to vote of such issuers) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.

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If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period.  If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar.  A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income.  In view of the Fund’s investment policy, it is generally not expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund are unlikely to be eligible for treatment as qualified dividend income for individual shareholders and for the dividends-received deduction for corporate shareholders under federal tax law.

Any long term capital gain distributions are taxable to shareholders as long term capital gains regardless of the length of time they have held their shares.  Capital gains distributions are not eligible for the dividends received deduction referred to in the previous paragraph.  There is no requirement that the Fund take into consideration any tax implications when implementing its investment strategy.  Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.  However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.  In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares).  This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

The Fund (or its administrative agent) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders cost basis information for purchases of Fund shares.  In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the default cost which if applicable, will be provided to you by your financial adviser in a separate communication.  The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares.  Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them.  Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the IRS; (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal tax liability if proper documentation is provided.  The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund, subject to certain exceptions.  If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of the Fund’s foreign source income (including any foreign income taxes paid by the Fund), and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns.  If not more than 50% in value of the Fund’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund, subject to certain exceptions.  In this case, these taxes will be taken as a deduction by the Fund.

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The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund.  Income from foreign currencies and income from certain transactions in forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will generally produce qualifying income under Subchapter M of the Code.

Any security or other position entered into or held by the Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes.  In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short–term capital gain rather than long–term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short–term capital losses, be treated as long–term capital losses.  Different elections are available to the Fund that may mitigate the effects of the straddle rules.

With respect to investments in zero coupon securities, which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Certain forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Fund at the end of its taxable year generally will be required to be “marked-to-market” for federal income tax purposes, that is, deemed to have been sold at market value.  Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long–term capital gain or loss, and the balance will be treated as short–term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund.  Under these rules, foreign exchange gain or loss realized with respect to debt securities and certain foreign currency forward contracts is treated as ordinary income or loss.  Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

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A U.S. withholding tax at a 30% rate will be imposed on dividends effective as of July 1, 2014 (and proceeds of sales in respect of Fund shares (including certain capital gain dividends) received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.  The Fund will not pay any additional amounts in respect to any amounts withheld.

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on the Fund’s distributions.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change.  Any such changes could affect the validity of this discussion.  The IRS could assert a position contrary to those stated here.  The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change.  In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.  Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice to his or her own particular circumstances.

DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), acts as principal underwriter in a continuous public offering of the Fund’s shares.  Pursuant to a distribution agreement (the “Distribution Agreement”) between Quasar and the Trust, on behalf of the Fund, Quasar acts as the Trust’s principal underwriter and distributor (the "Distributor") and provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  Quasar is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).

After its two year initial term, the Distribution Agreement between the Trust and Quasar continues in effect only if such continuance is specifically approved at least annually by the Board or the vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

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FINANCIAL STATEMENTS

The audited financial statements, accompanying notes and report of PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, appearing in such Annual Report are incorporated by reference in this SAI and are so incorporated by reference in reliance upon such report of PricewaterhouseCoopers LLP given upon the authority of such firm as experts in auditing and accounting.

Copies of the Annual Report are available, upon request and without charge, by calling the Fund at 1-855-823-3611, by visiting www.bridgebuildermutualfunds.com, or by writing to the following address: Bridge Builder Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

The Fund’s Annual Report to shareholders includes a summary portfolio schedule.  The Fund’s full portfolio schedule from its Form N-CSR filing with the SEC is incorporated by reference into this SAI.

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APPENDIX A

SUMMARY OF CREDIT RATINGS

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectuses and this SAI.  Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value.  The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions.  A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

Credit Ratings – General Securities

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectus and Statement of Additional Information. The descriptions for the ratings for municipal securities and commercial paper follow this section. Ratings represent only the opinions of these rating organizations about the quality of the securities which they rate. They are general and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Bonds

Aaa:  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa:  Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

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B:  Bonds which are rated B generally lack characteristics of the desirable investment — they are considered speculative and subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C:  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements:  Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Bonds

AAA:  Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

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AA:  Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

A:  Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB:  Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB:  Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B:  Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C:  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D:  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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r:  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:  obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds

AAA:  Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:  Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A:  Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB:  Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB:  Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B:  Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

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CCC:  Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC:  Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D:  Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” or "D" categories.

Credit Ratings – Municipal Securities and Commercial Paper

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. Tax-Exempt Municipals

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.

Advance refunded issues:  Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government are identified with a # (hatchmark) symbol, e.g., # Aaa.

Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.  Loans bearing the designation of MIG 3/VMIG 3 are of acceptable quality, but have narrow liquidity and cash-flow protection and less well-established access to refinancing.

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Commercial Paper

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1:  Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:  (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

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Municipal Bond Ratings

AAA -- Prime Grade:  These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds:  In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds:  Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA -- High Grade:  The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A -- Good Grade:  Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds:  There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds:  Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements:  Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.  Notes rated SP-3 have a speculative capacity to pay principal and interest.

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Commercial Paper

A-1:  A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Commercial Paper

F-1:  Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2:  Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

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F-3:  Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Uncertain capacity for timely payment of financial commitments, plus high vulnerability to near-term adverse changes in financial and economic conditions.

C:  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:  Default. Denotes actual or imminent payment default.

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APPENDIX B

Proxy Voting Policies

The following information is a summary of the proxy voting guidelines for the Adviser and the Sub-advisers.

OLIVE STREET INVESTMENT ADVISERS, LLC (the “Adviser”)
ROBERT W. BAIRD & CO., INC.
J.P. MORGAN INVESTMENT MANAGEMENT, INC.
PRUDENTIAL INVESTMENT MANAGEMENT, INC.
(collectively, the “Sub-advisers”)

I.	BACKGROUND

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), each registered investment adviser should adopt and implement written policies and procedures reasonably designed to ensure that it is voting proxies in the best interest of its clients, describe how material conflicts that arise between the investment adviser and clients are resolved, disclose how clients may obtain information on how the investment adviser voted proxies, and describe its proxy voting procedures and furnish a copy upon request. Furthermore, Rule 204-2 requires certain books and records related to proxy voting to be maintained by the investment adviser.

II.	POLICY

The Adviser has contractually delegated the Fund’s proxy voting authority to each of its respective Sub-advisers, as applicable. The Adviser’s Chief Compliance Officer, or his or her designee (the “Adviser’s CCO”) monitors proxy voting activities of the Adviser and the Sub-advisers to ensure compliance with underlying proxy voting guidelines; coordinates the preparation of the annual Form N-PX filing; and performs an annual review of the Fund’s proxy voting program to confirm that review, monitoring and filing processes are satisfied. The Adviser will review each Sub-adviser’s proxy voting guidelines to ensure that they meet the standards set forth from time to time by the SEC. The Adviser will report to the Board as necessary regarding the compliance of Adviser’s proxy voting guidelines and each Sub-adviser’s proxy voting guidelines with such SEC standards, including the procedures that the Adviser and each Sub-adviser uses when a vote presents a conflict between the interests of Fund shareholders and those of the Adviser or any Sub-adviser, respectively. The Sub-advisers shall report to the Adviser on a regular basis, but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved. The Adviser shall provide such reports to the Board at the next regular meeting of the Board after such reports were received from the Sub-advisers. The Adviser will also report to the Board at least annually on any conflicts of interest that arose from its own proxy votes and how such conflicts were resolved.

Table of Contents - Statement of Additional Information

ROBERT W. BAIRD & CO., INC.

Proxy Voting Procedures
The Board has adopted proxy voting procedures that delegate to the Adviser the authority to vote proxies, subject to the supervision of the Board. The Board also authorized the Adviser to delegate its authority to vote proxies to the Fund’s sub advisers pursuant to the sub advisory agreements, if the Adviser believes that the sub adviser is in the best position to make voting decisions on behalf of the Fund. The Board has also authorized the use of a third party proxy voting service, such as ISS, to provide recommendations on proxy votes.

Baird Procedures
Baird does not generally vote proxies because they invest in bonds and other fixed income securities which are not entitled to vote. In the event Baird invests in voting securities, its proxy voting policies and procedures provide that it will typically vote proxies in accordance with the recommendations made by the third party proxy voting service, and in the best interest of clients and Fund shareholders. However, because the third party proxy voting services guidelines often do not address all potential voting issues and do not necessarily correspond to Baird’s opinions, there may be instances where Baird may not vote strictly according to the third party proxy voting service’s guidelines. In such a case, Baird submits the matter to its Proxy Voting Committee. In situations where Baird’s interests conflict, or appear to conflict, with client interests, the proxy voting committee will take one of the following steps to resolve the conflict:

•	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as the third party proxy voting service
•	Vote the securities in accordance with the best interest of clients, as determined in good faith by the committee, without consideration of any benefit to Baird or its affiliates; or
•
If the securities are held by the Fund, disclose the conflict to the Fund’s Board and obtain the Fund’s direction as to how to vote the proxies (which shall be determined by a majority of the Independent Directors).

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J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Proxy Voting Guidelines. The Board of Trustees has delegated to JPMIM proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMIM’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

JPMIM is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM has encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMIM and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote.  When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

When other types of potential material conflicts of interest are identified, the proxy administrator and the Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

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The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•
Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMIM also considers the cost of voting in light of the expected benefit of the vote.  In certain instances,  it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

•
Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management’s arguments for promoting the prospective change JPMIM’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•
JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•
JPMIM will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•
JPMIM will vote in favor of proposals which will enhance a company’s long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	JPMIM will generally vote against anti-takeover devices.

Table of Contents - Statement of Additional Information

•	Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•
JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•
JPMIM votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JPMIM votes against proposals for a super-majority vote to approve a merger.

•
JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•
JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

•
JPMIM also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

•
JPMIM generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMIM votes on a case by case basis.

•
JPMIM generally supports management disclosure practices for environmental issues except for those companies that have been involved in significant controversies, fines or litigation related to environmental issues.

•	JPMIM reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

Table of Contents - Statement of Additional Information

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

Proxy Voting
In General
We accept the authority to vote securities held in our clients’ accounts when our clients wish to provide us with this authority. Our investment management agreements with our clients will generally specify whether or not we have the authority to vote proxies on their behalf. We do not receive a significant number of proxies since we primarily invest client assets in debt instruments.

Our Proxy Voting Policy and Procedures
Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account. Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, our proxy voting committee will determine the vote.

Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote non-U.S. securities on a best efforts basis if we determine that voting is in the best economic interest of our clients.

Client Direction of Voting
We will use our best efforts to implement any written client voting instructions with respect to a specific solicitation.

Conflicts of Interest in the Voting Process
Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential conflict of interest between our firm and our clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.

Accounts for Which We Do Not Vote Securities
Some of our clients elect to retain voting authority for themselves. If a client has a question about a particular solicitation, the client may contact its client service representative and we will try to address the client’s question. We will not, however, disclose how we intend to vote on an issue for other clients’ accounts.

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How to Obtain Information Regarding Proxy Voting
Any client may obtain a copy of our proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

Securities Lending and Proxies
Clients that participate in our securities lending program should be aware that when securities are on loan, they cannot be voted by us. Under certain circumstances, we may not recall loaned securities in order to vote, including if:

•	we deem the benefit of exercising the vote to be outweighed by the economic benefit of keeping the securities on loan or the administrative burden of calling them back;

•	it is impracticable to obtain the return of the securities from the borrower in time to vote; or

•	we are not aware of a pending vote.

Other Actions with Respect to Securities in Client Accounts
Corporate Actions and Class Actions
In addition to voting rights with respect to securities held in our clients’ portfolios, there may be other rights associated with those securities, including the right or opportunity to participate in corporate actions and class actions.

With respect to corporate actions (such as an issuer’s merger, tender offer, reorganization, etc.), we participate on behalf of clients unless instructed otherwise, taking such action as we deem to be in the best economic interest of the clients’ accounts.

Where we have agreed to handle proof of claim filings for a client, we will generally seek and use our best efforts to file such notices in all class action lawsuits in which the client is eligible to participate. In so doing, we will not inquire into the particular circumstances of any client. As a result, we will not seek to determine on an individual basis whether facts and circumstances relevant to that client would suggest that non-participation in the class action is appropriate or more advantageous to that client. For example, a client on whose behalf a proof of claim is filed may, as a result of having joined the class, waive or relinquish other claims that it may have against the target of the class action. The client may also have an interest or position with respect to the nature of the class action claim that is adverse to that of the class of plaintiffs. We would generally not be aware of those circumstances. Had the client elected to handle class action lawsuits for itself, it might have determined not to file the proof of claim in such a class action. We do not provide any legal advice or services in connection with class actions.\

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BRIDGE BUILDER TRUST

PART C

OTHER INFORMATION

Item 28.  Exhibits

(a)	Agreement and Declaration of Trust.

(i)	Agreement and Declaration of Trust is herein incorporated by reference to the Registration Statement filed on Form N-1A on March 3, 2013.

(ii)	Certificate of Trust is herein incorporated by reference to the Registration Statement filed on Form N-1A on March 3, 2013.

(b)	Amended and Restated By-Laws are herein incorporated by reference to the Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(c)
Instruments Defining Rights of Security Holders – See Article III and Article V of the Registrant’s Agreement and Declaration of Trust, which was filed on March 3, 2013.  See also Article V of the Registrant’s By-Laws, which are herein incorporated by reference to the Registration Statement filed on Form N-1A on March 3, 2013.

(d)	(i)	Investment Advisory Agreement is herein incorporated by reference to the Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
	(ii)	Investment Sub-Advisory Agreement (Baird) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
	(iii)	Investment Sub-Advisory Agreement (JPMIM) is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
	(iv)	Investment Sub-Advisory Agreement (Prudential) is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(e)	Distribution Agreement is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(f)	Bonus or Profit Sharing Contracts – not applicable.

(g)	Custody Agreement is herein incorporated by reference to the Registration Statement Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(h)	Other Material Contracts

(i)	Master Services Agreement is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(ii)	Amended and Restated Operating Expenses Limitation Agreement is herein incorporated by reference to the Registration Statement Form N-1A as Post-Effective Amendment No. 1 on October 24, 2013.

(iii)	Powers of Attorney are herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(iv)	Advisory Fee Waiver Agreement is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(i)	Legal Opinion and Consent – filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	Omitted Financial Statements – not applicable.

(l)	Subscription Agreement is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(m)	Rule 12b-1 Plan – not applicable.

(n)	Rule 18f-3 Plan – not applicable.

(o)	Reserved.

(p)	Codes of Ethics

(i)	Olive Street Investment Advisers, LLC (Adviser) updated August 4, 2014 – filed herewith.

(ii)	Quasar Distributors, LLC (Principal Underwriter) updated March 17, 2014 – filed herewith.

(iii)	Bridge Builder Trust (Registrant) is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(iv)	Prudential Investment Management, Inc. (Sub-Adviser) is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(v)	Robert W. Baird & Company, Incorporated (Sub-Adviser) is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(vi)	JP Morgan Investment Management (Sub-Adviser) updated July 11, 2014 – filed herewith

Item 29.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust and Article VI of Registrant’s Bylaws, was filed on March 3, 2013 and are incorporated herein by reference.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31.  Business and Other Connections of the Investment Adviser.

        With respect to the investment adviser (Olive Street Investment Advisers, LLC), the response to this Item will be incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-77754), dated 3/11/2013.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

        With respect to the investment sub-advisers (Robert W. Baird & Company, Incorporated, JP Moran Investment Management, and Prudential Investment Management, Inc.), the response to this item will be incorporated by reference to the Sub-Advisers’ Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-7571), dated 3/28/2013; (File No. 801-21011), dated 3/28/2013; and (File No. 801-22808), dated 4/24/2013.  Each Sub-Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.  Principal Underwriter.

        Quasar Distributors, LLC acts as the Principal Underwriter for the Trust.  The following information was provided by Quasar Distributors, LLC to the Registrant for inclusion in this Registration Statement.

(a)           Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jensen Portfolio, Inc.
Advisors Series Trust	Kirr Marbach Partners Funds, Inc.
Aegis Funds	Litman Gregory Funds Trust
Allied Asset Advisors Funds	LKCM Funds
Alpine Equity Trust	LoCorr Investment Trust
Alpine Income Trust	Loeb King Trust
Alpine Series Trust	Lord Asset Management Trust
Appleton Funds	MainGate Trust
Barrett Opportunity Fund, Inc.	Managed Portfolio Series
Brandes Investment Trust	Matrix Advisors Value Fund, Inc.
Bridge Builder Trust	Merger Fund
Bridges Investment Fund, Inc.	Monetta Trust
Brookfield Investment Funds	Nicholas Family of Funds, Inc.
Brown Advisory Funds	Permanent Portfolio Family of Funds, Inc.
Buffalo Funds	Perritt Funds, Inc.
Capital Guardian Funds Trust	PRIMECAP Odyssey Funds
Compass EMP Funds Trust	Professionally Managed Portfolios
DoubleLine Funds Trust	Prospector Funds, Inc.
ETF Series Solutions	Provident Mutual Funds, Inc.
Evermore Funds Trust	Purisima Funds
FactorShares Trust	Rainier Investment Management Mutual Funds
First American Funds, Inc.	RBC Funds Trust

First American Investment Funds, Inc.	SCS Financial Funds
First American Strategy Funds, Inc.	Stone Ridge Trust
FundX Investment Trust	Thompson IM Funds, Inc.
Glenmede Fund, Inc.	TIFF Investment Program, Inc.
Glenmede Portfolios	Trust for Professional Managers
Greenspring Fund, Inc.	Trust for Advised Portfolios
Guinness Atkinson Funds	USA Mutuals
Harding Loevner Funds, Inc.	USFS Funds Trust
Hennessy Funds Trust	Wall Street Fund, Inc.
Hotchkis & Wiley Funds	Westchester Capital Funds
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
IronBridge Funds, Inc.	WY Funds
Jacob Funds, Inc.	YCG Funds

                (b)   To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None
(1)This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3)This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)            Not applicable.

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

Records Relating to:	Are located at:
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Adviser	Olive Street Investment Advisers, LLC 12555 Manchester Road St. Louis, MO 63131
Registrant’s Investment Sub-Advisers	Robert W. Baird & Company, Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202
JPMorgan Investment Management 270 Park Avenue New York, NY 10017
Prudential Investment Management, Inc. Gateway Center 3 Newark, NJ 07102
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

Item 34.  Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35.  Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment No. 3 meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of St. Louis and State of Missouri, on the 27th day of October 2014.

BRIDGE BUILDER TRUST

By:   /s/ William H. Broderick III*
        William H. Broderick III, Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

William H. Broderick III*		Trustee	October 27, 2014
William H. Broderick III

Jean Carter*		Trustee	October 27, 2014
Jean Carter

William Fiala*		Trustee	October 27, 2014
William Fiala

Janice Innis-Thompson*		Trustee	October 27, 2014
Janice Innis-Thompson

William Scheffel*		Trustee	October 27, 2014
William Scheffel

John Tesoro*		Trustee	October 27, 2014
John Tesoro

/s/ Joseph C. Neuberger*		President and Principal	October 27, 2014
Joseph C. Neuberger		Executive Officer

Jason F. Hadler*		Treasurer and Principal	October 27, 2014
Jason F. Hadler		Financial Officer

By :	/s/ Elaine E. Richards
Elaine E. Richards
*Attorney-in-fact pursuant to Powers of Attorney dated May 22, 2013 filed October 15, 2013.

EXHIBIT INDEX

Exhibit	Exhibit No.
Legal Opinion and Consent	(i)
Consent of Independent Registered Public Accounting Firm	(j)
Olive Street Investment Advisers, LLC (Adviser) Code of Ethics updated August 4, 2014	(p)(i)
Quasar Distributors, LLC (Principal Underwriter) Code of Ethics updated March 17, 2014	(p)(ii)
JP Morgan Investment Management (Sub-Adviser) Code of Ethics updated July 11, 2014	(p)(vi)